CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                                                     [LOGO]
CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II

HOME OFFICE LOCATION:             MAILING ADDRESS:
900 COTTAGE GROVE ROAD            CIGNA INDIVIDUAL INSURANCE
HARTFORD, CT 06152                VARIABLE PRODUCTS SERVICE CENTER, ROUTING
                                  S-249
                                  HARTFORD, CT 06152-2249
                                  (800)(532-9898)

--------------------------------------------------------------------------------
              THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

    This prospectus describes a flexible premium variable life insurance contract ("Policy") offered either in an individual or group form by Connecticut General Life Insurance Company ("the Company"). This Policy is intended to provide life insurance benefits. It allows flexible premium payments, a choice of underlying funding options, and a choice of two death benefit options. Its value will vary with the investment performance of the underlying funding options selected, as may the death benefit payable by the Company upon the death of the Insured. Policy values may be used to continue the Policy in force, may be borrowed within certain limits, and may be fully or partially surrendered. Full surrenders are subject to a surrender charge. Annuity settlement options equivalent to the Death Benefit are available for payment to the Beneficiary upon the death of the Insured.


    The Company offers seventeen funding vehicles under a Policy through the Separate Account, each a diversified open-end management investment company (commonly called a mutual fund) with a different investment objective: AIM Variable Insurance Funds, Inc. -- AIM V.I. Capital Appreciation Fund, AIM V.I. Growth Fund, AIM V.I. Value Fund, AIM V.I. Diversified Income Fund; CIGNA Variable Products Group -- CIGNA Variable Products Money Market Fund; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II -- Asset Manager Portfolio and Investment Grade Bond Portfolio; MFS Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series and MFS World Governments Series; Templeton Variable Products Series Fund -- Templeton Asset Allocation Fund; Templeton International Fund, Templeton Stock Fund; Quest for Value Accumulation Trust -- Quest Global Equity Portfolio, Quest Managed Portfolio and Quest Small Cap Portfolio.


    The fixed interest option offered under the Policy is the Fixed Account. Amounts held in the Fixed Account are guaranteed and will earn a minimum interest rate of 4% per year. Unless specifically mentioned, this prospectus only describes the variable investment options.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with this Policy. This entire Prospectus, and those of the Funds, should be read carefully to understand the Policy being offered.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE POLICIES OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                      PROSPECTUS DATED: DECEMBER 22, 1995
                       AS SUPPLEMENTED: FEBRUARY 27, 1996

                               TABLE OF CONTENTS

                                                     PAGE
                                                  -----------
Definitions.....................................           3
Highlights......................................           5
  Initial Choices...............................           5
  Charges and Fees..............................           5
The Company.....................................           6
The Variable Account............................           6
The Funds.......................................           7
  General.......................................          12
  Substitution of Securities....................          12
  Voting Rights.................................          12
  Fund Participation Agreements.................          12
Death Benefit...................................          13
    Death Benefit Options.......................          13
    Changes in Death Benefit Option.............          13
    Guaranteed Death Benefit Provision..........          13
    Payment of Death Benefit....................          14
    Changes in Specified Amount.................          15
Premium Payments; Transfers.....................          15
    Premium Payments............................          15
    Allocation of Net Premium Payments..........          16
    Transfers...................................          17
    Dollar Cost Averaging.......................          17
Charges; Fees...................................          18
    Premium Load................................          18
    Monthly Deductions..........................          18
    Transaction Fee for Excess Transfers........          20
    Mortality and Expense Risk Charge...........          20
    Surrender Charge............................          20
The Fixed Account...............................          21
Policy Values...................................          21
    Accumulation Value..........................          21
    Variable Accumulation Unit Value............          22
    Surrender Value.............................          22
Surrenders......................................          22
    Partial Surrenders..........................          22
    Full Surrenders.............................          23
    Deferral of Payment and Transfers...........          23
Lapse and Reinstatement.........................          23
    Lapse of a Policy; Effect of Guaranteed
     Death Benefit Provision....................          23

                                                     PAGE
                                                  -----------
    Reinstatement of a Lapsed Policy............          23
Policy Loans....................................          24
Settlement Options..............................          24
Other Policy Provisions.........................          25
    Issuance....................................          25
    Short-Term Right to Cancel the Policy.......          25
    Policy Owner................................          25
    Beneficiary.................................          25
    Assignment..................................          26
    Right to Exchange for a Fixed Benefit
     Policy.....................................          26
    Incontestability............................          26
    Misstatement of Age or Sex..................          26
    Suicide.....................................          27
    Nonparticipating Policies...................          27
Tax Matters.....................................          27
    Policy Proceeds.............................          27
    Taxation of the Company.....................          28
    Section 848 Charges.........................          28
    Other Considerations........................          28
Other Matters...................................          29
    Directors and Officers of the Company.......          29
    Distribution of Policies....................          29
    Changes of Investment Policy................          30
    Other Contracts Issued by the Company.......          30
    State Regulation............................          30
    Reports to Policy Owners....................          30
    Advertising.................................          31
    Legal Proceedings...........................          31
    Experts.....................................          31
    Registration Statement......................          31
    Five Percent Owners.........................          31
    Financial Statements........................          32
Appendix 1......................................          53
    Illustration of Surrender Charges...........          53
Appendix 2......................................          55
    Illustration of Accumulation Values,
     Surrender Values, and Death Benefits.......          55

DEFINITIONS

ACCUMULATION VALUE: The sum of the Fixed Account Value, Variable Account Value and the Loan Account Value.

ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Account Sub-Account.

ADDITIONAL PREMIUMS: Any premium paid in addition to Planned Premiums.

CERTIFICATE: The document which evidences the participation of an Owner in a group policy.

CODE: The Internal Revenue Code of 1986, as amended.

CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Accumulation Value rather than by reference to the Specified Amount to satisfy the Internal Revenue Service definition of "life insurance."

COST OF INSURANCE: The portion of the Monthly Deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges.

DEATH BENEFIT: The amount payable to the beneficiary upon the death of the Insured in accordance with the Death Benefit Option elected, before deduction of the amount necessary to repay any loans in full, and overdue deductions.

DEATH BENEFIT OPTION: Either of two methods for determining the Death Benefit.

FIXED ACCOUNT: The account under which principal is guaranteed and interest is credited at a rate of not less than 4% per year. Fixed Account assets are general assets of the Company held in the Company's General Account.

FIXED ACCOUNT VALUE: The portion of the Accumulation Value, other than the Loan Account Value, held in the Company's General Account.


FUND(S): One or more of AIM Variable Insurance Funds, Inc. -- AIM V.I. Capital Appreciation Fund, AIM V.I. Growth Fund, AIM V.I. Value Fund, AIM V.I. Diversified Income Fund; CIGNA Variable Products Group -- CIGNA Variable Products Money Market Fund; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II -- Asset Manager Portfolio and Investment Grade Bond Portfolio; MFS Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series, MFS World Governments Series; Templeton Variable Products Series Fund -- Templeton Asset Allocation Fund, Templeton International Fund, Templeton Stock Fund; Quest for Value Accumulation Trust -- Quest Global Equity Portfolio, Quest Managed Portfolio and Quest Small Cap Portfolio. Each of them is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Policy.


GENERAL ACCOUNT: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held.

GRACE PERIOD: The 61-day period following a Monthly Anniversary Day on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Company will send notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless a sufficient payment (described in the notification letter) is received by the Company.

GUARANTEED INITIAL DEATH BENEFIT PREMIUM: The Premium Payment(s) which must be made to guarantee the Initial Specified Amount for the first five Policy Years after issue, regardless of investment performance, assuming there will be no loans or partial surrenders.

GUIDELINE ANNUAL PREMIUM: The level amount, calculated in accordance with Rule 6e-3(T) under the Investment Company Act of 1940, required to mature the Policy under guaranteed mortality and expense charges and an annual interest rate of 5%.

INITIAL SPECIFIED AMOUNT: The amount (at least $100,000), originally chosen by the Policy Owner, initially equal to the Death Benefit. The Initial Specified Amount may be increased or decreased as described in this Prospectus.

INSURED: The person on whose life the Policy is issued.

ISSUE AGE: The age of the insured, to the nearest birthday, on the Issue Date.

ISSUE DATE: The date on which the Policy becomes effective, as shown in the Policy Specifications.

LOAN ACCOUNT VALUE: An amount equal to the sum of all unpaid Policy loans and loan interest.

MONTHLY ANNIVERSARY DAY: The day of the month as shown in the Policy Specifications, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that month, when the Company makes the Monthly Deduction.

MONTHLY DEDUCTION: The monthly deduction made from the Net Accumulation Value; this deduction includes the cost of insurance, an administrative expense charge, and charges for supplemental riders or benefits, if applicable.

NET ACCUMULATION VALUE: The Accumulation Value less the Loan Account Value.

NET AMOUNT AT RISK: The Death Benefit before subtraction of outstanding loans, if any, minus the Accumulation Value.

NET PREMIUM PAYMENT: The portion of a Premium Payment, after deduction of 5.0% for the premium load, available for allocation to the Fixed Account and the Variable Account Sub-Accounts.

OWNER. The Owner on the Date of Issue will be the person designated in the Policy Specifications as having all ownership rights under the Policy; includes the Certificate Owner under a group policy. If no person is designated as Owner, the Insured will be the Owner.

PLANNED PREMIUMS: The amount of premium the Policy Owner chooses to pay the Company on a scheduled basis. This is the amount for which the Company sends a premium reminder notice.

POLICY: The life insurance contract described in this Prospectus, i.e., either an individual Policy or a Certificate evidencing the Owner's participation in a group policy, under which flexible premium payments are permitted and the death benefit and contract values may vary with the investment performance of the funding option(s) selected.

POLICY YEAR: Each twelve-month period, beginning on the Issue Date, during which the Policy is in effect.

PREMIUM PAYMENT: A premium payment made under the Policy.

RIGHT-TO-EXAMINE PERIOD: The period of time following the issuance of the Policy during which the Owner may return the Policy and receive a refund of premiums paid, the latest of (a) 10 days after the Policy is received, unless otherwise stipulated by state law requirements, (b) 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner, or (c) 45 days after the application for the Policy is signed.

SETTLEMENT OPTION(S): Several ways in which the Beneficiary may receive a Death Benefit, or in which the Insured may choose to receive payments upon surrender of the Policy.

SUB-ACCOUNT: That portion of the Variable Account which is invested in shares of a specific Fund.

SURRENDER CHARGE: The amount retained by the Company upon the full surrender of the Policy.

SURRENDER VALUE: The amount a Policy Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All of the Surrender Value may be applied to one or more of the Settlement Options.

VALUATION DAY: Every day on which Accumulation Units are valued; any day on which the New York Stock Exchange is open, except any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

VALUATION PERIOD: The period of time beginning on the day following a Valuation Day and ending on the next Valuation Day. A Valuation Period may be more than one day in length.

VARIABLE ACCOUNT: CG Variable Life Insurance Separate Account II. Consists of all Sub-Accounts invested in shares of the Funds. Variable Account assets are kept separate from the general assets of the Company and are not chargeable with the general liabilities of the Company.

VARIABLE ACCOUNT VALUE: The portion of the Accumulation Value attributable to the Variable Account.

VARIABLE PRODUCTS SERVICE CENTER: The office of the Company to which Premium Payments should be sent, notices given and any customer service requests made. Mailing address: CIGNA Individual Insurance, Variable Products Service Center, Routing S-249, Hartford, CT 06152-2249.

HIGHLIGHTS

                    The Policy is a flexible premium variable life insurance policy. Its values may be accumulated on a fixed or variable basis or a combination of fixed and variable bases. The Policy's provisions may vary in some states.
INITIAL CHOICES
TO BE MADE
                    When purchasing a Policy, the Owner makes three important choices:

                    1) Selecting one of the two Death Benefit Options;
                    2) Selecting the amount of Premium Payments to make; and
                    3) Selecting how Net Premium Payments will be allocated
                       among the available funding options.
LEVEL OR VARYING
DEATH BENEFIT
                    At the time of purchase, the Policy Owner (also called the "Owner" in this Prospectus) must choose between the two Death Benefit Options. The amount payable under either option will be determined as of the date of the Insured's death. Under the level Death Benefit Option, the Death Benefit will be the greater of the Specified Amount, or the Corridor Death Benefit. Under the varying Death Benefit Option, the Death Benefit will be the greater of the Specified Amount plus the Accumulation Value, or the Corridor Death Benefit (See "Death Benefit").

                    The Policy also offers a Guaranteed Initial Death Benefit Provision which ensures that for the first five Policy Years the Death Benefit will not be less than the Initial Specified Amount, regardless of market performance, assuming there have been no loans or surrenders, even if the Surrender Value is insufficient to cover the current Monthly Deductions (See "Guaranteed Death Benefit Provision").
AMOUNT OF
PREMIUM PAYMENT
                    At the time of purchase, the Policy Owner must also choose the amount of premium to be paid. The Owner may vary Premium Payments to some extent and still keep the Policy in force. Premium reminder notices will be sent for Planned Premiums and for premiums required to continue this Policy in force. If the Policy lapses it may be reinstated (See "Reinstatement of a Lapsed Policy"). Premium Payments are refundable during the Right-to-Examine Period.
SELECTION OF
FUNDING
VEHICLE(S)

                    The Policy Owner must choose how to allocate Net Premium Payments. Net Premium Payments allocated to the Variable Account may be allocated to one or more Sub-Accounts of the Variable Account, each of which invests in shares of a particular Fund. The Initial Premium Payment will not be allocated to the Variable Account until three days following the expiration of the Right-to-Examine Period (see "Short-Term Right to Cancel the Policy"). The Fixed Account may also be elected as an allocation option. Allocations to any Sub-Account or to the Fixed Account must be in whole percentages with a minimum of 5% each. The variable portion of a Policy is supported by the Fund(s) selected as funding vehicle(s). The portion of the Variable Account Value attributable to a particular Fund through the Sub-Account of the Variable Account is not guaranteed and will vary with the investment performance of that Fund.

CHARGES
AND FEES
                    There is a 5.0% premium load on all Premium Payments.

                    Monthly deductions are made for the Cost of Insurance and any riders.

                    Monthly deductions ($15 per month during the first Policy Year and, currently, $5 per month thereafter) are also made for administrative expenses.

                    Daily charges from Variable Account Value are made for the mortality and expense risk, currently at the annual rate of .80% during the first twelve Policy Years and .55% thereafter.

                    Investment results for each Sub-Account are affected by each Fund's daily charge for investment advisory fees; these charges vary by Fund and are shown at pp. 10-11 of this Prospectus.

                    A transaction fee of $25 is imposed for partial surrenders and for certain transfers in excess of 12 per Policy Year.

                    A surrender charge will be deducted upon full surrender of a Policy within the first ten Policy Years or within ten years after an increase in Specified Amount.

                    Interest is charged on Policy loans. The net interest spread (the amount by which interest charged exceeds interest credited) is currently 1% per year in the first ten Policy Years and .50% per year thereafter

THE COMPANY

                    The Company is a stock life insurance company incorporated in Connecticut in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone (860) 726-6000. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. As of December 31, 1994, certain entities reported voting power or dispositive power of more than 5% of the Common Stock of CIGNA Corporation. See "Five Percent Owners." Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

                    The Company markets the Policies through independent insurance brokers, general agents, and registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc.

                    The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted. A blanket bond for $10 million covers all of the officers and employees of the Company.

THE VARIABLE
ACCOUNT

                    CG Variable Life Insurance Separate Account II was established pursuant to a July 6, 1994 resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited without regard to the other income, gains or losses of the Company. The Company serves as the custodian of the assets of the Variable Account. These assets are held for the Policies. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Policies are general corporate liabilities of the Company. Any and all distributions made by the Funds with respect to shares held by the Variable Account will be reinvested in additional shares at net asset value. Deductions and surrenders from the Variable Account will, in effect, be made by surrendering shares of the Funds at net asset value. On each Valuation Day of each Fund, the Variable Account purchases or redeems Fund shares based on a netting of all transactions for that day. Shares of the Funds held in the Variable Account are held by the Company through an open account system, which makes unnecessary the issuance and delivery of stock certificates.

                    The Variable Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of the Variable Account or the Company's management or investment practices or policies by the Commission. The Company does not guarantee the Variable Account's investment performance.

                    The Company has three other separate accounts registered as unit investment trusts with the Commission, two for the purpose of funding the Company's variable annuity contracts, and one for the purpose of funding other variable life insurance policies of the Company.

THE FUNDS


                    Each of the seventeen Sub-Accounts of the Variable Account is invested solely in the shares of one of the seventeen Funds available as funding vehicles under the Policies. Each of the Funds is a series of one of seven entities, all Massachusetts business trusts, except for AIM Variable Insurance Funds, Inc., a Maryland corporation. Each such entity is registered as an open-end, diversified management investment company under the Investment Company Act of 1940. These entities are collectively referred to herein as the "Series Funds."



                    The seven Series Funds and their Investment advisers and distributors are:


                        AIM Variable Insurance Funds, Inc. ("AIM V.I. Fund"), managed by AIM Advisors, Inc., and distributed by AIM Distributors Inc., 11 Greenway Plaza, Suite 1919, Houston, TX 77046-1173;


                        CIGNA Variable Products Group, managed by CIGNA Investments, Inc., and distributed by CIGNA Financial Advisors, Inc., 900 Cottage Grove Road, Bloomfield, CT 06002;



                        Variable Insurance Products Fund I ("Fidelity Trust I"), and Variable Insurance Products Fund II ("Fidelity Trust II"), managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02103;


                        MFS Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Investor Services, Inc., 500 Boylston Street, Boston, MA 02116;


                        Templeton Variable Products Series Fund ("Templeton Fund"), managed by Templeton Investment Counsel, Inc. and distributed by Franklin/Templeton Distributors, Inc., 700 Central Avenue, St. Petersburg, FL 33701;


                        Quest for Value Accumulation Trust ("Quest for Value Trust"), managed by Quest for Value Advisors and distributed by Quest for Value Distributors, One World Financial Center, New York, NY 10281.

                    Four Funds of AIM V.I. Fund are available under the
                    Policies:

                        AIM V.I. Capital Appreciation Fund;
                        AIM V.I. Growth Fund;
                        AIM V.I. Value Fund;
                        AIM V.I. Diversified Income Fund.


                    One Fund of CIGNA VARIABLE PRODUCTS Group is available under the Policies:



                        CIGNA Variable Products Money Market Fund.


                    One Fund of FIDELITY Trust I is available under the
                    Policies:

                        Equity-Income Portfolio ("Fidelity Equity-Income Portfolio").

                    Two Funds of FIDELITY Trust II are available under the
                    Policies:

                        Asset Manager Portfolio ("Fidelity Asset Manager
                    Portfolio");
                        Investment Grade Bond Portfolio ("Fidelity Bond
                    Portfolio").

                    Three Funds of MFS Trust are available under the Policies:

                        MFS Total Return Series;
                        MFS Utilities Series;
                        MFS World Governments Series.

                    Three Funds of TEMPLETON Series Fund are available under the
                    Policies:


                        Templeton Asset Allocation Fund;
                        Templeton International Fund;
                        Templeton Stock Fund.


                    Three Funds of QUEST FOR VALUE Trust are available under the
                    Policies:
                        Quest for Value Global Equity Portfolio;
                        Quest for Value Managed Portfolio;
                        Quest for Value Small Cap Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown on pages 10 and 11 of this Prospectus.


                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.


                    AIM V.I. CAPITAL APPRECIATION FUND: Seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.


                    AIM V.I. GROWTH FUND: Seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by its adviser to have strong earnings momentum.



                    AIM V.I. VALUE FUND: Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its adviser to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.



                    AIM V.I. DIVERSIFIED INCOME FUND: Seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").

                    CIGNA VARIABLE PRODUCTS MONEY MARKET FUND: Seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.


                    FIDELITY ASSET MANAGER PORTFOLIO: Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

                    FIDELITY BOND PORTFOLIO: Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities, with a dollar-weighted average portfolio maturity of ten years or less.

                    FIDELITY EQUITY-INCOME PORTFOLIO: Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking to exceed the composite yield on the securities comprising the Standard and Poor's 500 Composite Stock Price Index.

                    MFS TOTAL RETURN SERIES: Seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES: Seeks capital growth and current income (income above that obtainable from a portfolio invested entirely in equity securities).

                    MFS WORLD GOVERNMENTS SERIES: Seeks not only preservation, but also growth, of capital together with moderate current income.


                    TEMPLETON ASSET ALLOCATION FUND: Seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and in money market instruments. Assets are allocated among different investments depending upon worldwide market and economic conditions.



                    TEMPLETON INTERNATIONAL FUND: Seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.


                    TEMPLETON STOCK FUND: Seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.

                    QUEST FOR VALUE GLOBAL EQUITY PORTFOLIO: Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    QUEST FOR VALUE MANAGED PORTFOLIO: Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    QUEST FOR VALUE SMALL CAP PORTFOLIO: Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

EXPENSE DATA

The purpose of the following Table is to help Purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Purchasers assuming that all Net Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the Individual Funds underlying the Variable Sub-Accounts. The Mortality and Expense Risk Charge shown is the currently charged rate during the first twelve Policy Years. It currently declines to .55% per year thereafter and is guaranteed not to exceed .80% per year.

                                   FEE TABLE

                                                                                                       FIDELITY VARIABLE
                                                                                  CIGNA VARIABLE           INSURANCE
                                       AIM V.I. FUNDS, INC.                       PRODUCTS GROUP         PRODUCTS FUNDS
                      ------------------------------------------------------   --------------------   --------------------
                          AIM V.L.        AIM V.I.   AIM V.I.     AIM V.I.        CIGNA VARIABLE       ASSET      EQUITY
                           CAPITAL         GROWTH      VALUE    DIVERSIFIED       PRODUCTS MONEY      MANAGER     INCOME
                      APPRECIATION FUND     FUND       FUND     INCOME FUND        MARKET FUND        PORTFOLIO  PORTFOLIO
                      -----------------   --------   ---------  ------------   --------------------   --------   ---------
SEPARATE ACCOUNT
 ANNUAL EXPENSES
Mortality and
 Expense Risk
 Charge.............        0.80%          0.80%      0.80%          0.80%                 0.80%         0.80%      0.80%
Total Separate
 Account Annual
 Expenses                   0.80%          0.80%      0.80%          0.80%                 0.80%         0.80%      0.80%
FUND PORTFOLIO
 ANNUAL EXPENSES
Management Fees.....        0.65%          0.65%      0.65%          0.60%                 0.35%         0.72%      0.52%
Other Expenses......        0.19%          0.30%      0.17%          0.43%                 0.15%         0.08%      0.06%
Total Fund Portfolio
 Annual Expenses....        0.84%          0.95%      0.82%          1.03%                 0.50%(1)      0.80%(2)    0.58%(2)


                      INVESTMENT
                      GRADE BOND
                      PORTFOLIO
                      ----------
SEPARATE ACCOUNT
 ANNUAL EXPENSES
Mortality and
 Expense Risk
 Charge.............    0.80%
Total Separate
 Account Annual
 Expenses               0.80%
FUND PORTFOLIO
 ANNUAL EXPENSES
Management Fees.....    0.48%
Other Expenses......    0.21%
Total Fund Portfolio
 Annual Expenses....    0.67%



------------------------
(1) The Fund's investment adviser has voluntarily agreed to reimburse such portion of its management fee as is necessary to cause the Total Fund
     Portfolio Annual Expenses of the Fund during each calendar year not to exceed .50% of the Fund's average daily net asset value for such year. If this reimbursement is not sufficient to cause the Total Fund Portfolio Annual Expenses of the Fund not to exceed .50% of average daily net asset value, the adviser has agreed to pay such other expenses of the Fund as is necessary to keep Total Fund Portfolio Annual Expenses from exceeding .50%. This arrangement will continue in effect until the end of the fiscal year ending December 31, 1996, and afterwards to the extent described in the Fund's then current prospectus. To the extent management fees are reimbursed by the adviser, or expenses of a Fund are paid by the adviser, the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer reimbursed or expenses of the Fund are no longer paid. Other Expenses are based on estimated amounts for the current fiscal year. Other Expenses include all expenses not specifically assumed by the adviser.

(2) A portion of the brokerage commissions the Fund paid was used to reduce its expenses. Without this reduction, Total Fund Portfolio Annual Expenses would have been 0.81% for the Asset Manager Portfolio and .60% for the Equity Income Portfolio.

The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the monthly deduction of $15 during the first Policy Year, and currently, $5 thereafter. The information set forth should be considered together with the information provided in this Prospectus under the heading "Charges and Fees", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.


                                                TEMPLETON VARIABLE PRODUCTS                      QUEST FOR VALUE
     MFS VARIABLE INSURANCE TRUST                       SERIES FUNDS                            ACCUMULATION TRUST
--------------------------------------   ------------------------------------------    ------------------------------------
   MFS                                    TEMPLETON                                      QUEST
  TOTAL         MFS        MFS WORLD        ASSET         TEMPLETON      TEMPLETON      GLOBAL        QUEST        QUEST
  RETURN     UTILITIES    GOVERNMENTS     ALLOCATION    INTERNATIONAL      STOCK        EQUITY       MANAGED     SMALL CAP
  SERIES       SERIES        SERIES          FUND            FUND           FUND       PORTFOLIO    PORTFOLIO    PORTFOLIO
----------   ----------   ------------   ------------   --------------   ----------    ---------    ---------    ----------
     0.80%        0.80%          0.80%          0.80%            0.80%        0.80%        0.80%        0.80%         0.80%
     0.80%        0.80%          0.80%          0.80%            0.80%        0.80%        0.80%        0.80%         0.80%

     0.75%        0.75%          0.75%          0.49%            0.50%        0.48%        0.75%        0.60%         0.60%
     0.25%        0.25%          0.25%          0.26%            0.33%        0.25%        0.50%        0.06%         0.14%
     1.00%(3)      1.00%(3)        1.00%(3)        0.75%          0.83%       0.73%        1.25%(4)     0.66%(4)      0.74%(4)



------------------------
(3)  The Funds' Adviser has agreed  to bear, subject to reimbursement,  expenses for  each of the Total  Return Series and Utilities  Series, such that each
     Series' aggregate  operating expense  shall not  exceed, on  an  annualized basis, 1.00% of the average daily net assets of the Series from November 2,
     1994  through December 31, 1996,  1.25% of the average  daily net assets of the Series from January 1, 1997 through December 31, 1998, and 1.50% of the average daily  net  assets of  the  Series  from January  1,  1999  through
     December 31, 2004; provided however, that this obligation may be terminated or  revised at any time. Absent  this expense arrangement, "Other Expenses"
     and "Total Annual Expenses" would be 0.62% and 1.37%, respectively, for the
     Total Return Series,  and 0.99%  and 1.68%, respectively,  for the  Utility
     Series based on estimated expenses for the Series' current fiscal year. The
     Adviser  has agreed to  bear, subject to  reimbursement, until December 31,
     2004, expenses  of  the World  Governments  Series such  that  the  Series'
     aggregate  operating expenses do not exceed  1.00%, on an annualized basis, of its average daily  net assets. Absent  this expense arrangement,  "Other
     Expenses"  and  "Total Annual  Expenses" for  the World  Governments Series
     would be 0.63% and 1.38%, respectively.

(4) The expenses for the Quest Managed, Small Cap and Global Equity Portfolios will be voluntarily limited by Quest for Value Advisors, the Funds'
     Adviser, so that annualized operating fund expenses do not exceed 0.66%, 0.74% and 1.25% for the Quest Managed, Small Cap and Global Equity
     Portfolios, respectively, through December 31, 1995. Variations in the actual amount of average assets in any of these Portfolios during 1995 can cause significant variations in expenses expressed as a percentage of that Portfolio's average net assets. It is estimated by Quest Management that by the end of 1995, the net assets of each of these Portfolios will be sufficient such that the total annual expenses of each Portfolio will, on an annualized basis, be approximately equal to, if not less than, the voluntary limits.

                    GENERAL


                    There is no assurance that the investment objective of any of the Funds will be met. A Policy Owner bears the complete investment risk for Accumulation Values allocated to a Sub-Account. Each of the Sub-Accounts involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Policy Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company (See "Premium Payments").


                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the investment objectives of the Policies, the Company may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, the Company will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Series Fund in accordance with written instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Series Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Series Fund not more than sixty (60) days prior to the meeting of the particular Series Fund. Voting instructions will be solicited by written communication at least fourteen
                    (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Series Funds do not foresee any disadvantage to Policy Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Series Fund's Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

                    FUND PARTICIPATION AGREEMENTS

                    The Company has entered into agreements with the various Series Funds and their advisers or distributors under which the Company makes the Funds available under the Policies and performing certain administrative services. In some cases, the advisers or distributors may compensate the Company therefor.

DEATH BENEFIT

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available. The amount payable under either option will be determined as of the date of the Insured's death.


                    Under OPTION 1 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), or the applicable percentage (the "Corridor Percentage") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for tax purposes (the "Corridor Death Benefit"). The Corridor Percentage is 250% through the Insured's age 40 and decreases in accordance with the table at page 14 of this Prospectus to 100% at the Insured's age 95. Option 1 provides a level Death Benefit until the Corridor Death Benefit exceeds the Specified Amount.


                    Under OPTION 2 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), plus the Accumulation Value, or the Corridor Death Benefit. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options chosen.

                    Under both Option 1 and Option 2, the proceeds payable upon death will be the Death Benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full. Option 1 will be in effect unless Option 2 has been elected in the application for the Policy or unless a change has been allowed.

                    CHANGES IN DEATH BENEFIT OPTION

                    A Death Benefit Option change will be allowed upon the Owner's written request to the Variable Products Service Center in form satisfactory to the Company, subject to the following conditions:

                    - The change will take effect on the Monthly Anniversary Day or on the next Valuation Day following the date of receipt of the request.

                    - There will be no change in the Surrender Charge, and
                      evidence of insurability may be required.

                    - No change in the Death Benefit Option may reduce the
                      Specified Amount below $100,000.

                    - For changes from Option 1 to Option 2, the new Specified
                      Amount will equal the Specified Amount less the Accumulation Value at the time of the change.

                    - For changes from Option 2 to Option 1, the new Specified
                      Amount will equal the Specified Amount plus the Accumulation Value at the time of the change.

                    GUARANTEED DEATH BENEFIT PROVISION

                    The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Initial Death Benefit Premium is paid, the Death Benefit will not be less than the Initial Specified Amount during the first five Policy Years even if the Surrender Value is insufficient to cover the current Monthly Deductions, assuming there have been no loans or partial surrenders.

                    Changes in Initial Specified Amount, partial surrenders, and option changes during the first five Policy Years may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force.

                    PAYMENT OF DEATH BENEFIT


                    The Death Benefit under the Policy will be paid in a lump sum within seven days after receipt at the Variable Products Service Center of due proof of the Insured's death (a certified copy of the death certificate), unless the Owner or the Beneficiary has elected that it be paid under one or more of the Settlement Options (See "Settlement Options"). Payment of the Death Benefit may be delayed if the Policy is being contested.


                    While the Insured is living, the Owner may elect a Settlement Option for the Beneficiary and deem it irrevocable, and may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless the Owner has made an irrevocable election.

                    All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such other options as the Company may make available in the future.

                    If the Policy is assigned as collateral security, the Company will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

                    The Death Benefit under the Policy at any point in time must be at least the following "Corridor Percentage" of the Accumulation Value based on the Insured's attained age:

                     INSURED'S     CORRIDOR       INSURED'S      CORRIDOR
                    ATTAINED AGE  PERCENTAGE    ATTAINED AGE    PERCENTAGE
                    ------------  -----------   -------------   -----------
                        0-40          250%            70            115%
                         41           243             71            113
                         42           236             72            111
                         43           229             73            109
                         44           222             74            107
                                       --              -             --
                         45           215             75            105
                         46           209             76            105
                         47           203             77            105
                         48           197             78            105
                         49           191             79            105
                                       --              -             --
                         50           185             80            105
                         51           178             81            105
                         52           171             82            105
                         53           164             83            105
                         54           157             84            105
                                       --              -             --
                         55           150             85            105
                         56           146             86            105
                         57           142             87            105
                         58           138             88            105
                         59           134             89            105
                                       --              -             --
                         60           130             90            105
                         61           128             91            104
                         62           126             92            103
                         63           124             93            102
                         64           122             94            101
                                       --              -             --
                         65           120             95            100
                         66           119             96            100
                         67           118             97            100
                         68           117             98            100
                         69           116             99            100
                                       --              -             --

                    CHANGES IN SPECIFIED AMOUNT

                    Changes in the Specified Amount of a Policy can be made by submitting a written request to the Variable Products Service Center in form satisfactory to the Company.

                    Changes in the Specified Amount are subject to the following conditions:

                    - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the Specified Amount.

                    - An increase in the Specified Amount will increase the
                      Surrender Charge.

                    - As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000.

                    - No decrease may reduce the Specified Amount to less than
                      $100,000.

                    - No decrease may reduce the Specified Amount below the
                      minimum required to maintain the Policy's status under the Code as a life insurance policy.

PREMIUM
PAYMENTS;
TRANSFERS

                    PREMIUM PAYMENTS

                    The Policies provide for flexible premium payments. Premium Payments are payable in the frequency and in the amount selected by the Policy Owner. The initial Premium Payment is due on the Issue Date and is payable in advance. The minimum payment is the amount necessary to maintain a positive Surrender Value or Guaranteed Minimum Death Benefit. Each subsequent Premium Payment must be at least $100. The Company reserves the right to decline any application or Premium Payment.

                    After the initial Premium Payment, all Premium Payments must be sent directly to the Variable Products Service Center and will be deemed received when actually received there.

                    The Policy Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    PLANNED PREMIUMS are Premium Payments scheduled when a Policy is applied for. They can be billed annually, semiannually or quarterly. Pre-authorized automatic monthly check payments may also be arranged.

                    ADDITIONAL PREMIUMS are any Premium Payments made ($100 minimum) in addition to Planned Premiums.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM, if paid during each of the first five Policy Years, enables the Policy to remain in force regardless of investment performance, assuming no surrenders or loans during that time. The Guaranteed Initial Death Benefit Premium is stated in the Policy Specifications. An increase in Specified Amount would require a recalculation of the Guaranteed Initial Death Benefit Premium. If this premium is not paid, or there are partial surrenders or loans taken during the first five Policy Years, the Policy will lapse during the first five Policy Years if the Surrender Value is less than the next Monthly Deduction, just as it would after the first five Policy Years at any time the Surrender Value is less than the next Monthly Deduction.


                    Payment of Planned Premiums or Additional Premiums in any amount will not, except as noted above, guarantee that the Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause a Policy to lapse (See "Guaranteed Death Benefit Provision").

                    PREMIUM INCREASES. At any time, the Owner may increase Planned Premiums, or pay Additional Premiums, but:

                    - Evidence of insurability may be required if the Additional
                      Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Accumulation Value. If satisfactory evidence of insurability is requested and not provided, the increase in premium will be refunded without interest and without participation of such amounts in any underlying funding options.

                    - In no event may the total of all Premium Payments exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a Premium Payment would result in total Premium Payments exceeding such maximum premium limitation, the Company will only accept that portion of the Premium Payment which will make total premiums equal the maximum. Any part of the Premium Payment in excess of that amount will be returned or applied as otherwise agreed and no further Premium Payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                    - If there is any Policy indebtedness, any additional Net
                      Premium Payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment.

                    ALLOCATION OF NET PREMIUM PAYMENTS


                    At the time of purchase of the Policy, the Owner must decide how to allocate Net Premium Payments among the Sub-Accounts and the Fixed Account. Allocation to any one Variable Account Sub-Account or to the Fixed Account cannot be less than 5% of the Net Premium Payment, and must be in whole percentages. For each Variable Account Sub-Account, the Net Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Policy is determined by dividing the Net Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.



                    During the Right-to-Examine Period, the Net Premium Payment will be allocated to the Fixed Account, and interest credited from the Issue Date if the Premium Payment was received on or before the Issue Date. The Company will allocate the initial Net Premium Payment directly to the Sub-Account(s) selected by the Owner within three days after expiration of the Right-to-Examine Period.


                    Unless the Company is directed otherwise by the Policy Owner, subsequent Net Premium Payments will be allocated on the same basis as the most recent previous Net Premium Payment. Such allocation will occur as of the next Valuation Period after each payment is received.


                    The allocation for future Premium Payments may be changed at any time free of charge. Any new allocation will apply to Premium Payments made more than one week after the Company receives the notice of the new allocation. Any new allocation must allocate a minimum of 5% to any single funding vehicle and must be expressed in whole percents.

                    TRANSFERS

                    Before the Insured attains age 100, values may, at any time, be transferred ($500 minimum) from one Sub-Account to another or from the Variable Account to the Fixed Account. Within the 30 days after each Policy Anniversary, the Owner may also transfer a portion of the Fixed Account Value to one or more Sub-Accounts, until the Insured attains age 100. Transfers from the Fixed Account are allowed in the 30-day period after a Policy Anniversary and will be effective as of the next Valuation Day after a request is received in good order at the Variable Products Service Center. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. The Company may further limit transfers from the Fixed Account at any time.

                    Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge, and any value remaining in the Fixed Account or a Sub-Account after a transfer must be at least $500. Transfers may be made in writing or by telephone unless the Policy Owner has indicated in writing in the application or otherwise that telephone transfers are not to be permitted. To make a telephone transfer, the Policy Owner must call the Variable Products Service Center and provide, as identification, his or her Policy Number and a requested portion of his or her Social Security number. A customer service representative will then come on the line and, upon ascertaining that telephone transfers are permitted for that Policy, take the transfer request, which will be processed as of the next close of business and confirmed the day after that. The Company disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.


                    Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received at the Variable Products Service Center. Transfer requests must be received by the Variable Products Center by 4:00 ET in order to be effective that day. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account to be less than $500 will result in those remaining Accumulation Units being cancelled and their aggregate value reallocated proportionately among the other funding options chosen. The Policy Owner should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to the Sub-Accounts. See pages 8-11 of this Prospectus.



                    The Company, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.


                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected, enables a Policy Owner to systematically reallocate specified dollar amounts from the Fixed Account to the Sub-Accounts at regular intervals. By allocating on a regularly scheduled basis as opposed to reallocating the total amount at one particular time, a Policy Owner may be less susceptible to the impact of market fluctuations.


                    Dollar Cost Averaging may be selected by establishing a Fixed Account or Money Market Account Value of at least $12,000. The minimum transfer amount is $1,000. All Dollar Cost Averaging transfers will be made effective the twentieth of the month (or the next Valuation Day if the twentieth of the month is not a Valuation Day). Election into this program may occur at any time by properly completing the Dollar Cost Averaging election form, returning it to the Company so it is received by the tenth of the month, to be effective that month, and ensuring that sufficient value is in the Fixed Account or Money Market Account.


                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the Fixed Account Value is insufficient to complete the next transfer; (3) the Owner requests termination in writing and such writing is received by the tenth of the month in order to cancel the transfer scheduled to take effect that month; or (4) the Policy is surrendered.

                    There is currently no charge for Dollar Cost Averaging, and Dollar Cost Averaging transfers are not counted against the twelve free transfers per Policy Year, but the Company reserves the right to charge for this program. In the event there are additional transfers, a transfer fee may be charged. The Company does not intend to profit from any such charge.

CHARGES;
FEES

                    PREMIUM LOAD

                    A deduction of 5.0% of each Premium Payment will be made to cover the premium load. This load represents state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. The 2.35% portion of this deduction for premium taxes may be higher or lower than the actual tax imposed by the applicable jurisdiction; it is in the mid-range of state premium taxes, which range from 1.75% to 5.0%. The Company estimates 1.15% of each Premium Payment will be used to meet federal income tax liabilities attributable to the treatment of deferred acquisition costs. The remaining 1.5% of the deduction is for sales expenses. The combination of the 1.5% front-end sales load and the deferred sales component of the surrender charge will not exceed maximum sales charges permitted under the 1940 Act.

                    MONTHLY DEDUCTIONS

                    A Monthly Deduction is made from the Net Accumulation Value for administrative expenses. The monthly administrative fee is $15 during the first Policy Year and, currently, $5 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed the Company's costs. For subsequent Policy Years, this monthly fee will never exceed $10.

                    A Monthly Deduction is also made from the Net Accumulation Value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance depends on the attained age, risk class and gender classification (in accordance with state law) of the Insured and the current Net Amount at Risk.

                    The Cost of Insurance is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by 1.0032737, subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by the Company. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or, for unisex rates, on the 1980 CSO-B Table.

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
     0         0.34845    0.24089    0.32677
     1         0.08917    0.07251    0.08667
     2         0.08251    0.06750    0.07917
     3         0.08167    0.06584    0.07834
     4         0.07917    0.06417    0.07584
     5         0.07501    0.06334    0.07251
     6         0.07167    0.06084    0.06917
     7         0.06667    0.06000    0.06584
     8         0.06334    0.05834    0.06250
     9         0.06167    0.05750    0.06084
    10         0.06084    0.05667    0.06000
    11         0.06417    0.05750    0.06250
    12         0.07084    0.06000    0.06917
    13         0.08251    0.06250    0.07834
    14         0.09584    0.06887    0.09001
    15         0.11085    0.07084    0.10334
    16         0.12585    0.07601    0.11585
    17         0.13919    0.07917    0.12752
    18         0.14836    0.08167    0.13502
    19         0.15502    0.08501    0.14085
    20         0.15836    0.08751    0.14502
    21         0.15919    0.08917    0.14585
    22         0.15752    0.09084    0.14419
    23         0.15502    0.09251    0.14252
    24         0.15189    0.09501    0.14085
    25         0.14752    0.09668    0.13752
    26         0.11419    0.09918    0.13585
    27         0.14252    0.10168    0.13418
    28         0.14169    0.10501    0.13418
    29         0.14252    0.10635    0.13585
    30         0.14419    0.11251    0.13752
    31         0.14836    0.11668    0.14169
    32         0.15252    0.12085    0.14585
    33         0.15919    0.12502    0.15252
    34         0.16889    0.13168    0.15919
    35         0.17586    0.13752    0.16836
    36         0.18670    0.14669    0.17837
    37         0.20004    0.15752    0.19170
    38         0.21505    0.17003    0.20588
    39         0.23255    0.18503    0.22338
    40         0.25173    0.20171    0.24173
    41         0.27424    0.22005    0.26340
    42         0.29675    0.23922    0.28508
    43         0.32260    0.25757    0.31010
    44         0.34929    0.27674    0.33428
    45         0.37931    0.29675    0.36263
    46         0.41017    0.31677    0.39182
    47         0.44353    0.33761    0.42268
    48         0.47856    0.36096    0.45437
    49         0.51777    0.38598    0.49107

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    50         0.55948    0.41350    0.53028
    51         0.60870    0.44270    0.57533
    52         0.66377    0.47523    0.62539
    53         0.72636    0.51276    0.68297
    54         0.79730    0.55114    0.74722
    55         0.87326    0.59118    0.81566
    56         0.95591    0.63123    0.88996
    57         1.04192    0.66961    0.96593
    58         1.13378    0.70633    1.04609
    59         1.23236    0.74556    1.13211
    60         1.34180    0.78979    1.22817
    61         1.46381    0.84488    1.33511
    62         1.60173    0.91417    1.45796
    63         1.75809    1.00267    1.59922
    64         1.93206    1.10539    1.75725
    65         2.12283    1.21731    1.92955
    66         2.32623    1.33511    2.11195
    67         2.54312    1.45461    2.30614
    68         2.77350    1.57247    2.50878
    69         3.02328    1.69955    2.72909
    70         3.30338    1.84590    2.97466
    71         3.62140    2.02325    3.25640
    72         3.98666    2.24419    3.58279
    73         4.40599    2.51548    3.95978
    74         4.87280    2.83552    4.38330
    75         5.37793    3.19685    4.84334
    76         5.91225    3.59370    5.33245
    77         6.46824    4.01942    5.84227
    78         7.04089    4.47410    6.36948
    79         7.64551    4.97042    6.92851
    80         8.30507    5.52957    7.54229
    81         9.03761    6.17118    8.22883
    82         9.86724    6.91414    9.01216
    83        10.80381    7.77075    9.90124
    84        11.82571    8.72632   10.87533
    85        12.91039    9.76952   11.92213
    86        14.03509   10.89151   13.01471
    87        15.18978   12.08770   14.15507
    88        16.36948   13.35774   15.33494
    89        17.57781   14.70820   16.56493
    90        18.82881   16.15259   17.85746
    91        20.14619   17.71416   19.23699
    92        21.57655   19.43814   20.76665
    93        23.20196   21.40786   22.49837
    94        25.28174   23.63051   24.70915
    95        28.27411   27.16158   27.82758
    96        33.10577   32.32378   32.78845
    97        41.68476   41.21204   41.45783
    98        58.01259   57.81394   57.95663
    99        90.90909   90.90909   90.90909

                    These Monthly Deductions are deducted proportionately from the value of each funding option. This is accomplished for the Sub-Accounts by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day.

                    If the Insured is still living at age 100 and the Policy has not been surrendered, no further Monthly Deductions are taken and any Variable Account Value is transferred to the Fixed Account. The Policy will then remain in force until surrender or the Insured's death.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    There will be a $25 transaction fee for each transfer between funding options in excess of 12 during any Policy Year.

                    MORTALITY AND EXPENSE RISK CHARGE

                    For mortality and expense risks, a daily deduction, currently equivalent to .80% per year during the first twelve Policy Years and .55% per year thereafter, is made from amounts held in the Variable Account. This deduction is guaranteed not to exceed .90% per year.

                    SURRENDER CHARGE

                    Upon surrender of a Policy, a surrender charge may apply, as described below. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs.

                    The initial Surrender Charge, as specified in the Policy, is based on the Initial Specified Amount and the amount of Premium Payments during the first two Policy Years. Once determined, the Surrender Charge will remain the same dollar amount during the third through fifth Policy Years. Thereafter, it declines monthly at a rate of 20% per year so that after the end of the tenth Policy Year (assuming no increases in the Specified Amount) the Surrender Charge will be zero. Thus, the Surrender Charge at the end of the sixth Policy Year would be 80% of the Surrender Charge at the end of the fifth Policy Year, at the end of the seventh Policy Year would be 60% of the Surrender Charge at the end of the fifth Policy Year, and so forth. However, in no event will the Surrender Charge exceed the maximum allowed by state or federal law.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new policy whose Specified Amount was equal to the amount of the increase. As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000. The Company may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the Sub-Accounts (and, where applicable, the Fixed Account) from which the partial surrender proceeds are taken unless the Owner instructs the Company otherwise.

                    The portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is at most 28.5% of the sum of Premium Payments in the first two Policy Years up to one Guideline Annual Premium, plus 8.5% of Premium Payments in the first two Policy Years between one and two times one Guideline Annual Premium plus 7.5% of Premium Payments in the first two Policy Years in excess of two times one Guideline Annual Premium. The portion applicable to administrative expense is $6.00 per $1,000 of Initial Specified Amount. Under certain circumstances involving the payment of very large premiums during the first two Policy Years, a lesser portion of the Surrender Charge will be applied to reimburse the Company for sales and promotional expense, to the extent required by federal or state law. Any surrenders may result in tax implications. See "Tax Matters".

                    Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the General Account of the Company, which supports insurance and annuity obligations.

THE FIXED
ACCOUNT

                    The Fixed Account is funded by the assets of the Company's General Account. Amounts held in the Fixed Account are guaranteed and will be credited with interest at rates as determined from time to time by the Company, but not less than 4% per year.

                    THE FIXED ACCOUNT IS MADE UP OF THE GENERAL ASSETS OF THE COMPANY OTHER THAN THOSE ALLOCATED TO ANY SEPARATE ACCOUNT. THE FIXED ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND NEITHER THE FIXED ACCOUNT NOR THE COMPANY'S GENERAL ACCOUNT HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THEREFORE, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST THEREIN IS GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, THE COMPANY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

POLICY VALUES

                    ACCUMULATION VALUE

                    Once a Policy has been issued, each Net Premium Payment allocated to a Sub-Account of the Variable Account is credited in the form of Accumulation Units, representing the Fund in which assets of that Sub-Account are invested. Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at the Variable Products Service Center (or portion thereof allocated to a particular Sub-Account). The number of Accumulation Units credited is determined by dividing the Net Premium Payment by the value of an Accumulation Unit next computed after receipt. Since each Sub-Account has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited from more than one source.

                    The Accumulation Value of a Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Sub-Account by its appropriate current Accumulation Unit value; (b) if a combination of Sub-Accounts is elected, totaling the resulting values; and (c) adding any values attributable to the General Account (i.e., the Fixed Account Value and the Loan Account Value).

                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account.

                    The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Variable Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Variable Account Value of the Policy will equal or exceed the Net Premium Payments allocated to the Variable Account.

                    Each Policy Owner will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Variable Account Value, the Fixed Account Value and the Loan Account Value.

                    Accumulation Value will be affected by Monthly Deductions.

                    VARIABLE ACCUMULATION UNIT VALUE

                    The value of a Variable Accumulation Unit for any Valuation Period is determined by multiplying the value of that Variable Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the current period for the appropriate Sub-Account. The Net Investment Factor is determined separately for each Sub-Account by dividing (a) by (b) and subtracting (c) from the results where (a) equals the net asset value per share of the Fund held in the Sub-Account at the end of a Valuation Period plus the per share amount of any distribution declared by the Fund if the "ex-dividend" date is during the Valuation Period plus or minus taxes or provisions for taxes, if any, attributable to the operation of the Sub-Account during the Valuation Period; (b) equals the net asset value per share of the Fund held in the Sub-Account at the beginning of that Valuation Period, and
                    (c) is the daily charge for mortality and expense risk multiplied by the number of days in the Valuation Period.

                    SURRENDER VALUE

                    The Surrender Value of a Policy is the amount the Owner can receive in cash by surrendering the Policy. All or part of the Surrender Value may be applied to one or more of the Settlement Options. See "Surrender Charge."

SURRENDERS

                    PARTIAL SURRENDERS

                    A partial surrender may be made at any time by written request to the Variable Products Service Center during the lifetime of the Insured and while the Policy is in force. Such request may also be made by telephone if telephone transfers have been previously authorized in writing. A $25 transaction fee is charged.

                    The amount of a partial surrender may not exceed 90% of the Surrender Value at the end of the Valuation Period in which the election becomes or would become effective, and may not be less than $500.

                    For an Option 1 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value, Death Benefit, and Specified Amount. The Specified Amount and Accumulation Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                    For an Option 2 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value and the Death Benefit, but it will not reduce the Specified Amount.

                    The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

                    If, at the time of a partial surrender, the Net Accumulation Value is attributable to more than one funding option, the $25 transaction charge and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless the Policy Owner and the Company agree otherwise.

                    FULL SURRENDERS

                    A full surrender may be made at any time. The Company will pay the Surrender Value next computed after receiving the Owner's written request at the Variable Products Service Center in a form satisfactory to the Company. Payment of any amount from the Variable Account on a full surrender will usually be made within seven calendar days thereafter.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of the surrendered amount from the Variable Account may be postponed when the New York Stock Exchange is closed and for such other periods as the Commission may require. Payment or transfer from the Fixed Account may be deferred up to six months at the Company's option. If the Company exercises its right to defer such payments or transfers interest will be added as required by law.

LAPSE AND
REINSTATEMENT

                    LAPSE OF A POLICY; EFFECT OF GUARANTEED DEATH BENEFIT PROVISION

                    A Policy will not lapse during the five-year period after its Issue Date regardless of investment performance if, on each Monthly Anniversary Day within that period the sum of premiums paid equals or exceeds the required amount of the Guaranteed Initial Death Benefit Premium for that period, assuming there have been no loans or partial surrenders. If there have been any loans or partial surrenders, the Policy may lapse unless there is sufficient Surrender Value to cover the Monthly Deduction.

                    After the five-year period expires, and depending on the investment performance of the funding options, the Accumulation Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary.

                    A lapse occurs if a Monthly Deduction is greater than the Surrender Value and no payment to cover the Monthly Deduction is made within the Grace Period. The Company will send the Owner a lapse notice at least 31 days before the Grace Period expires.

                    REINSTATEMENT OF A LAPSED POLICY

                    The Owner can apply for reinstatement at any time during the Insured's lifetime. To reinstate a Policy, the Company will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions.

                    If the Policy is reinstated within five years of the Issue Date, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Initial Death Benefit Option will not be reinstated.

                    If the Policy is reinstated after five years following the Issue Date, it will be reinstated on the Monthly Anniversary Day following the Company approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less the Monthly Deduction due that day.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

POLICY LOANS

                    A Policy loan requires that a loan agreement be executed and that the Policy be assigned to the Company. The loan may be for any amount up to 100% of the Surrender Value; however, the Company may limit the amount of such loan so that total Policy indebtedness will not exceed 90% of an amount equal to the Accumulation Value less the Surrender Charge which would be imposed on a full surrender. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the Loan Account Value. If Policy values are held in more than one funding option, withdrawals from each funding option will be made in proportion to the assets in each funding option at the time of the loan for transfer to the Loan Account, unless the Company is instructed otherwise in writing at the Variable Products Service Center.

                    Interest on loans will accrue at an annual rate of 8%, and net loan interest (interest charged less interest credited as described below) is payable once a year in arrears on each anniversary of the loan, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and the net interest will be withdrawn proportionately from the values in each funding option.

                    The Company will credit interest on the Loan Account Value. During the first ten Policy Years, the Company's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, the Company's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan, less .50% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter.

                    Repayments on the loan will be allocated among the funding options according to current Net Premium Payment allocations. The Loan Account Value will be reduced by the amount of any loan repayment.

                    A Policy loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Accumulation Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Accumulation Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

SETTLEMENT OPTIONS

                    Proceeds in the form of Settlement Options are payable by the Company at the Beneficiary's election upon the Insured's death, or while the Insured is alive upon election by the Owner of one of the Settlement Options.

                    A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to the Company, and will take effect upon its receipt at the Variable Products Service Center. Payments after the first payment will be made on the first day of each month.

                    FIRST OPTION -- Payments for the lifetime of the payee.

                    SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for 60, 120, 180, or 240 months;

                    THIRD OPTION -- Payment for a stated number of years, at least five but no more than thirty;

                    FOURTH OPTION -- Payment of interest annually on the sum left with the Company at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                    ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement offered by the Company at the time the request is made.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only where the Insured is below the age of 80.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY

                    A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, unless otherwise stipulated by state law requirements, within 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner, or within 45 days after the application for the Policy is signed, whichever occurs latest. The Initial Premium Payment made when the Policy is issued will be held in the Fixed Account and not allocated to the Variable Account even if the Policy Owner may have so directed until three business days following the expiration of the Right-to-Examine Period. If the Policy is returned for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears.

                    POLICY OWNER

                    While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Policy Owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to the Company and recorded at the Variable Products Service Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

                    If the Policy Owner is other than the Insured, names no contingent Policy Owner and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

                    BENEFICIARY

                    The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Variable Products Service Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded.

                    If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the death proceeds shall be paid to the Policy Owner or the Policy Owner's executor(s), administrator(s) or assigns.

                    ASSIGNMENT

                    While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded at the Variable Products Service Center. No assignment will affect any payment made or action taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any indebtedness owed to the Company before it was recorded.

                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                    The Policy Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by the Company. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Issue Date. No evidence of insurability will be required.

                    The Policy Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Issue Date and Issue Age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding.

                    INCONTESTABILITY

                    The Company will not contest payment of the death proceeds based on the Initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Issue Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the death proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.

                    MISSTATEMENT OF AGE OR SEX

                    If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit will be 1. multiplied by 2. and then the result added to 3. where:
                     1.  is the Net Amount at Risk at the time of the Insured's death;
                     2.  is the ratio of the monthly cost of insurance applied
                        in the policy month of death to the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and
                     3.  is the Accumulation Value at the time of the Insured's death.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, the Company will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

TAX MATTERS

                    POLICY PROCEEDS

                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.

                    It may not be advantageous to replace existing insurance with Policies described in this Prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by
                    Section 7702A(c) of the Code.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Sub-Account of the Variable Account must meet certain tests. The Company believes the Variable Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

                    The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

                    TAXATION OF THE COMPANY

                    The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units.

                    The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

                    The Company may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    SECTION 848 CHARGES

                    The 5.0% premium load is assessed to cover state taxes, federal income tax liabilities and a portion of the sales expenses incurred by the Company. This load is made up of 2.35% for state taxes, 1.15% for the additional federal income tax burden under Section 848 of the Code relating to the tax treatment of deferred acquisition costs and a 1.5% sales load. The 1.15% charge for federal income tax liabilities is reasonable in relation to the Company's increased taxes under this Section of the Code.

                    OTHER CONSIDERATIONS

                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on the Company's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

OTHER MATTERS

                    DIRECTORS AND OFFICERS OF THE COMPANY

                    The following persons are Directors and officers of the Company. The address of each is 900 Cottage Grove Road, Hartford, CT 06152 and each has been employed by the Company or its affiliates for more than five years except Mr. Alexander and Dr. Schaffer. Prior to December 1994, Mr. Alexander was Director, Human Development E.I. Dupont De Nemours, Inc. Prior to May 1993, Dr. Schaffer was Vice President, Professional Affairs, Aetna Health Plans, Aetna Life & Casualty and until 1990 was Vice President, Quality Management, Humana, Inc.

                                       POSITIONS AND OFFICES
       NAME AND ADDRESS                  WITH THE COMPANY
------------------------------  -----------------------------------
Thomas Jones                    President
                                (Principal Executive Officer)
James T. Kohan                  Vice President and Actuary
                                (Principal Financial Officer)
Robert Moose                    Vice President
                                (Principal Accounting Officer)
David C. Kopp                   Corporate Secretary
Andrew G. Helming               Secretary
Stephen C. Stachelek            Vice President and Treasurer
Harold W. Albert                Director
Martin A. Brennan               Director and Senior Vice President
Robert W. Burgess               Director
John G. Day                     Director and Chief Counsel
Lawrence P. English             Director and Chairman of the Board
S. Tyrone Alexander             Director and Senior Vice President
Joseph M. Fitzgerald            Director and Senior Vice President
Arthur C. Reeds, III            Director and Senior Vice President
Patricia L. Rowland             Director and Senior Vice President
W. Allen Schaffer, M.D.         Director and Senior Vice President
John Wilkinson                  Director, Senior Vice President and
                                Chief Financial Officer

                    DISTRIBUTION OF POLICIES

                    The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the Company's principal underwriter, CIGNA Financial Advisors, Inc. ("CFA"), whose address is the same as the Company's. CFA is a Connecticut corporation organized in 1967, and is the principal underwriter for the Company's other registered separate accounts and for a registered separate account of CIGNA Life Insurance Company, a wholly-owned subsidiary of the Company.

                    Gross first year commissions paid by the Company, including expense reimbursement allowances, on the sale of these Policies are not more than 112.5% of Premium Payments. Gross renewal commissions paid by the Company will not exceed 5.625% of Premium Payments.

                    CHANGES OF INVESTMENT POLICY

                    The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

                    OTHER CONTRACTS ISSUED BY THE COMPANY

                    The Company does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                    STATE REGULATION

                    The Company is subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Connecticut Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    REPORTS TO POLICY OWNERS

                    The Company maintains Policy records and will mail to each Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account of the Variable Account, and any Loan Account Value.

                    Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.

                    In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, changes in future premium allocation, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

                    ADVERTISING

                    The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Policies. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    LEGAL PROCEEDINGS

                    There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which the Company and the Variable Account are parties or to which any of their property is subject. The principal underwriter, CFA, is not engaged in any material litigation of any nature.

                    EXPERTS

                    Actuarial opinions regarding Deferred Acquisition Cost Tax (DAC Tax) and Mortality and Expense Charges included in this Prospectus have been rendered by Michelle L. Kunzman, as stated in the opinion filed as an Exhibit to the Registration Statement given on the authority of Ms. Kunzman as an expert in actuarial matters.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., Chief Counsel, CIGNA Individual Insurance, 900 Cottage Grove Road, Hartford, CT 06152, in the opinion filed as an Exhibit to the Registration Statement given on his authority as an expert in these matters.

                    The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                    REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                    FIVE PERCENT OWNERS

                    CIGNA Corporation has no information that any person or concern beneficially owns more than five percent of the outstanding Common Stock, except as reported on three Schedules 13G received in February 1995. Vanguard Windsor Fund, Inc. ("Windsor"), Vanguard Financial Center, Valley Forge, Pennsylvania 19482, reported sole voting power and shared dispositive power as to 6,268,500 shares of Common Stock, or 8.68% of the outstanding Common Stock as of December 31, 1994. Also, Wellington

                    Management Company ("Wellington"), 75 State Street, Boston, Massachusetts 02109, in its capacity as investment advisor to Windsor and other investment advisory clients, reported shared dispositive power as to 7,136,400 shares (which includes the shares reported by Windsor), or 9.88% of the outstanding Common Stock as of December 31, 1994, and shared voting power as to 301,200 of these shares. Finally, Sanford
                    C. Bernstein & Co., Inc. ("Bernstein"), One State Street Plaza, New York, New York 10004, reported sole dispositive power as to 5,788,890 of such shares, or 8.02% of the outstanding Common Stock as of December 31, 1994 and sole voting power as to 2,952,350 of these shares of Common Stock as of December 31, 1994.

                    FINANCIAL STATEMENTS

                    There follow consolidated balance sheets of the Company and its subsidiaries as of December 31, 1994 and 1993 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31, 1994, 1993 and 1992.

                    The most current financial statements of the Company are those as of the end of the most recent fiscal year. The Company does not prepare financial statements more often than annually and believes that any incremental benefit to prospective Policy Owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, the Company represents that there have been no adverse changes in the financial condition or operations of the Company between the end of 1994 and the date of this Prospectus.

                    These financial statements should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. No financial statements of the Variable Account are included, because as of the date of this Prospectus the Variable Account had not yet commenced operations.

                      NORTHEAST INSURANCE SERVICES     Telephone 203 240 2000
                      One Financial Plaza              Facsimile 203 249 0457
                      Hartford, CT 06103

PRICE WATERHOUSE LLP                                                   [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

February 13, 1995

The Board of Directors and Shareholder
Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1994 and 1993, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

The Company implemented certain new accounting pronouncements as discussed in
Note 1 to the consolidated financial statements.

             [SIG]

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

-----------------------------------------------------------------------------------------------------

(IN MILLIONS)
-----------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                                            1994       1993       1992
-----------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees...................................................  $   4,960  $   4,704  $   4,541
Net investment income...............................................      2,805      2,742      2,649
Realized investment gains (losses)..................................         27        (65)       (13)
Other revenues......................................................          8         15         20
                                                                      ---------  ---------  ---------
    Total revenues..................................................      7,800      7,396      7,197
                                                                      ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses............................      5,574      5,215      5,168
Policy acquisition expenses.........................................         89         84         75
Other operating expenses............................................      1,363      1,351      1,368
                                                                      ---------  ---------  ---------
    Total benefits, losses and expenses.............................      7,026      6,650      6,611
                                                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING
  CHANGES...........................................................        774        746        586
                                                                      ---------  ---------  ---------
Income taxes (benefits):
  Current...........................................................        220        433        131
  Deferred..........................................................         45       (197)       (61)
                                                                      ---------  ---------  ---------
    Total taxes.....................................................        265        236         70
                                                                      ---------  ---------  ---------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES...............        509        510        516
Cumulative effect of accounting changes for postemployment and
  postretirement benefits other than pensions, net of taxes.........         --         --       (270)
Cumulative effect of accounting change for income taxes.............         --         --        105
                                                                      ---------  ---------  ---------
NET INCOME..........................................................        509        510        351
Dividends declared..................................................       (300)      (190)      (165)
Retained earnings, beginning of year................................      2,759      2,439      2,253
                                                                      ---------  ---------  ---------
RETAINED EARNINGS, END OF YEAR......................................  $   2,968  $   2,759  $   2,439
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------------

(IN MILLIONS)
------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                               1994       1993
------------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities:
    Held to maturity, at amortized cost (fair value, $10,075; $11,158)....  $  10,061  $   9,950
    Available for sale, at fair value (amortized cost, $8,571; $8,187)....      8,324      9,145
  Mortgage loans..........................................................      8,975      8,854
  Equity securities, at fair value (cost, $109; $121).....................        119        120
  Policy loans............................................................      5,237      3,623
  Real estate.............................................................      1,442      1,484
  Other long-term investments.............................................        128         94
  Short-term investments..................................................        143         96
                                                                            ---------  ---------
      Total investments...................................................     34,429     33,366
Cash and cash equivalents.................................................         80         --
Accrued investment income.................................................        578        504
Premiums and accounts receivable..........................................        911      1,021
Reinsurance recoverables..................................................      2,533      2,815
Deferred policy acquisition costs.........................................        700        623
Property and equipment, net...............................................        346        364
Current income taxes......................................................        119         --
Deferred income taxes, net................................................        661        434
Goodwill..................................................................        518        532
Other assets..............................................................        135        203
Separate account assets...................................................     14,498     13,620
------------------------------------------------------------------------------------------------
      Total...............................................................  $  55,508  $  53,482
------------------------------------------------------------------------------------------------
                                                                            --------------------
LIABILITIES
Contractholder deposit funds..............................................  $  26,696  $  25,054
Future policy benefits....................................................      7,875      7,915
Unpaid claims and claim expenses..........................................      1,096      1,210
Unearned premiums.........................................................         84         86
                                                                            ---------  ---------
      Total insurance and contractholder liabilities......................     35,751     34,265
Accounts payable, accrued expenses and other liabilities..................      1,632      1,539
Current income taxes......................................................         --         76
Separate account liabilities..............................................     14,427     13,618
------------------------------------------------------------------------------------------------
      Total liabilities...................................................     51,810     49,498
------------------------------------------------------------------------------------------------
                                                                            --------------------
CONTINGENCIES -- NOTE 9
SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding).......................................         30         30
Additional paid-in capital................................................        764        764
Net unrealized appreciation (depreciation) on investments.................        (66)       428
Net translation of foreign currencies.....................................          2          3
Retained earnings.........................................................      2,968      2,759
------------------------------------------------------------------------------------------------
      Total shareholder's equity..........................................      3,698      3,984
------------------------------------------------------------------------------------------------
      Total...............................................................  $  55,508  $  53,482
------------------------------------------------------------------------------------------------
                                                                            --------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------

(IN MILLIONS)
---------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                       1994       1993       1992
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Income before cumulative effect of accounting changes.............  $     509  $     510  $     516
Adjustments to reconcile income before cumulative effect of
  accounting changes to net cash provided by (used in) operating activities:
  Insurance liabilities...........................................       (249)       251       (360)
  Reinsurance recoverables........................................        282       (392)       128
  Premiums and accounts receivable................................       (188)        85        199
  Deferred income taxes, net......................................         45       (197)       (61)
  Other assets....................................................         68         54        (72)
  Accounts payable, accrued expenses, other liabilities and
   current income taxes...........................................       (192)         5         43
  Other, net......................................................        (24)       (82)       (68)
                                                                    ---------  ---------  ---------
    Net cash provided by operating activities.....................        251        234        325
                                                                    ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities -- available for sale..........................      1,389         --         --
  Fixed maturities -- held to maturity............................         12        599        595
  Mortgage loans..................................................        496      1,004        362
  Equity securities...............................................         41         41         14
  Other (primarily short-term investments)........................      1,247      3,840      2,340
Investment maturities and repayments:
  Fixed maturities -- available for sale..........................        686         --         --
  Fixed maturities -- held to maturity............................      1,764      3,167      2,972
  Mortgage loans..................................................        194        202        266
Investments purchased:
  Fixed maturities -- available for sale..........................     (2,390)        --         --
  Fixed maturities -- held to maturity............................     (1,788)    (5,128)    (4,834)
  Mortgage loans..................................................       (882)      (823)      (795)
  Equity securities...............................................        (12)      (112)       (35)
  Policy loans....................................................     (1,614)    (1,561)      (434)
  Other (primarily short-term investments)........................     (1,093)    (3,587)    (2,176)
Other, net........................................................       (129)       (48)       (68)
                                                                    ---------  ---------  ---------
    Net cash used in investing activities.........................     (2,079)    (2,406)    (1,793)
                                                                    ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits and interest credited to contractholder deposit funds....      6,388      7,537      5,294
Withdrawals from contractholder deposit funds.....................     (4,216)    (5,166)    (4,073)
Dividends paid to Parent..........................................       (300)      (190)      (165)
Other, net........................................................         36        (30)       (47)
                                                                    ---------  ---------  ---------
      Net cash provided by financing activities...................      1,908      2,151      1,009
---------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents..............         80        (21)      (459)
Cash and cash equivalents, beginning of year......................         --         21        480
---------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year............................  $      80  $      --  $      21
---------------------------------------------------------------------------------------------------
                                                                    -------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds...............................  $     411  $     352  $     301
  Interest paid...................................................  $       5  $       5  $       3
---------------------------------------------------------------------------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of Connecticut General Life Insurance Company (the Company) and its wholly-owned subsidiaries, CIGNA Life Insurance Company, ICO, Inc., and First Equicor Life Insurance Company (FELIC). During 1994, the Company sold FELIC, the effects of which were not material to the financial statements. The Company is a wholly-owned subsidiary of Connecticut General Corporation (the Parent), which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA). These consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Certain reclassifications have been made to prior years' amounts to conform with the 1994 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1993, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 requires that debt and equity securities be classified into different categories and carried at fair value if they are not classified as held to maturity. SFAS No. 115 does not permit retroactive application of its provisions. The effect of implementing SFAS No. 115 as of December 31, 1993 resulted in an increase in investment assets of $958 million and an increase in shareholder's equity of $443 million resulting from the classification of certain fixed maturities previously carried at amortized cost to available for sale. The increase in shareholder's equity is net of policyholder share of $277 million and deferred income taxes of $238 million. See Note 2 for additional information.

  In 1993, the Financial Accounting Standards Board (FASB) issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on the accounting and disclosure for impaired loans, and must be implemented by the first quarter of 1995, with the cumulative effect of implementation included in net income. In October 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," which eliminates the income recognition requirements of SFAS No. 114. The Company will adopt SFAS Nos. 114 and 118 in 1995. The effect on the Company's results of operations and financial condition upon adoption is not expected to be material.

  In 1992, the Company implemented SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions;" SFAS No. 109, "Accounting for Income Taxes;" and SFAS No. 112, "Employers' Accounting for Postemployment Benefits." These accounting changes were implemented as of January 1, 1992 through cumulative effect adjustments. Prior year financial statements were not restated.

  The cumulative effect of implementing SFAS Nos. 106, 109 and 112 as of January 1, 1992 resulted in non-cash after-tax charges (benefit) to net income of $263 million, ($105) million and $7 million, respectively. In addition, the implementation of SFAS No. 106 increased 1992 other operating expenses by $23 million ($15 million after-tax). The effect on income tax expense for 1992 as a result of implementation of SFAS No. 109 was immaterial. There was no incremental effect on 1992 net income from adopting SFAS No. 112. For additional information on SFAS No. 109, see Note 5; for additional information on SFAS Nos. 106 and 112, see Note 6.

  In 1992, the Company adopted the American Institute of Certified Public Accountants' Statement of Position (SOP) 92-3, "Accounting for Foreclosed Assets," which resulted in a realized investment loss of $5 million ($3 million after-tax).

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities; and off-balance-sheet financial instruments such as investment and loan commitments, financial guarantees, and interest rate swap and futures contracts. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations. However, risk of loss due to interest rate fluctuations is reduced through the use of certain derivative instruments. The Company evaluates and monitors each financial instrument individually and, where appropriate, obtains collateral or other forms of security to minimize risk of loss.

  D) INVESTMENTS: Investments in fixed maturities include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs); and redeemable preferred stocks. Fixed maturities classified as held to maturity are carried at amortized cost, net of impairments, and those classified as available for sale are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Generally, mortgage loans are considered impaired and a valuation reserve is established when a decline in the fair value of the collateral below the carrying value is other than temporary.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status, and thereafter interest income is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less valuation reserves when a decline in value is other than temporary. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of the assets. Real estate investments held for sale are those which are acquired through the foreclosure of mortgage loans. These assets are valued at their fair value at the time of foreclosure. The fair value is established as the new cost basis and the asset acquired is reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of depreciated cost or current fair value less estimated costs to sell. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves and reported in realized investment gains and losses. The Company considers several methods in determining fair value for real estate acquired through foreclosure, with greater emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals. Assets held for sale are depreciated using the straight-line method based on the estimated useful lives of the assets.

  Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves, after deducting amounts attributable to experience-rated pension policyholders' contracts and participating life policies ("policyholder share"). Generally, realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses, after deducting policyholder share and net of deferred income taxes, if applicable, for investments carried at fair value are included in Shareholder's Equity.

  See Note 2(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts deemed uncollectible.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Group life and a portion of group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods. Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $333 million and $261 million at December 31, 1994 and 1993, respectively.

  I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisition. The Company evaluates the carrying amount of goodwill by analyzing historical and expected future income and undiscounted cash flows of the related businesses. Write-downs of goodwill are recognized when it is determined that the amount has been impaired. Also, amortization periods are revised if it is determined that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $70 million and $56 million at December 31, 1994 and 1993, respectively.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value, with less than 4% carried at amortized cost, and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's net income.

  L) CONTRACTHOLDER DEPOSIT FUNDS: Contractholder Deposit Funds are liabilities for investment-related and universal life products which were $18.6 billion and $8.1 billion as of December 31, 1994, respectively, compared with $19.1 billion and $6.0 billion as of December 31, 1993, respectively. These liabilities consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality and surrender charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down after 10 to 30 years. Mortality, morbidity, and withdrawal assumptions for all policies are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on insurance claims for reported losses and estimates of losses incurred but not reported. The Company's prior year claims and claim adjustment expenses were not material.

  O) UNEARNED PREMIUMS: Premiums for group life, and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

  P) OTHER LIABILITIES: Other Liabilities consists principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts. Also included in Other Liabilities are liabilities for guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. Revenues and expenses are translated at the average rates of exchange prevailing during the year. The translation gain or loss on such functional currencies is generally reflected in Shareholder's Equity, net of applicable taxes.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro rata basis over their contract periods. Premiums for individual life and health insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund values during the period. Benefit expenses for universal life products consist of benefit claims in excess of fund values and net investment income credited to fund values. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values during the period. Benefit expenses for investment-related products primarily consist of net investment income credited to the fund values after deduction for investment and risk fees.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the Company's business. The participating insurance in force accounted for 5.2% of total insurance in force at December 31, 1994, compared with 3.6% at December 31, 1993 and .4% at December 31, 1992.

  T) INCOME TAXES: The Company and its subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with United States federal income tax consolidated return regulations, all corporations included in a consolidated tax return are jointly and severally liable for all tax liabilities. In accordance with a tax sharing agreement, the provision for federal income tax is computed as if the Company was filing a separate federal income tax return, except that benefits arising from tax credits and net operating losses are allocated to those subsidiaries producing such attributes only to the extent they are utilized in the consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. These differences result primarily from loss reserves, policy acquisition expenses, investments, reserves for postretirement benefits and unrealized appreciation or depreciation on investments.

NOTE 2 -- INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $78 million and $76 million, including policyholder share, as of December 31, 1994 and 1993, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1994 were as follows:

------------------------------------------------------------------------------------------------
                                                                            Amortized       Fair
(IN MILLIONS)                                                                    Cost      Value
------------------------------------------------------------------------------------------------
Held to Maturity (Carried at Amortized Cost)
Due in one year or less..................................................   $     201  $     204
Due after one year through five years....................................       2,275      2,272
Due after five years through ten years...................................       3,424      3,383
Due after ten years......................................................       2,298      2,403
Asset-backed securities..................................................       1,863      1,813
------------------------------------------------------------------------------------------------
Total....................................................................   $  10,061  $  10,075
------------------------------------------------------------------------------------------------
                                                                           ---------------------
Available for Sale (Carried at Fair Value)
Due in one year or less..................................................   $      85  $      93
Due after one year through five years....................................       1,474      1,447
Due after five years through ten years...................................       1,769      1,681
Due after ten years......................................................       2,290      2,250
Asset-backed securities..................................................       2,953      2,853
------------------------------------------------------------------------------------------------
Total....................................................................   $   8,571  $   8,324
------------------------------------------------------------------------------------------------
                                                                           ---------------------

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  As of December 31, 1994, gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

--------------------------------------------------------------------------------------------------
                                                    Amortized                                 Fair
(IN MILLIONS)                                            Cost  Appreciation Depreciation     Value
--------------------------------------------------------------------------------------------------
Held to Maturity (Carried at Amortized Cost)
State and local government bonds.................   $      61    $       4    $     (1)  $      64
Foreign government bonds.........................          49            1          (1)         49
Corporate securities.............................       8,088          293        (232)      8,149
Asset-backed securities..........................       1,863           46         (96)      1,813
--------------------------------------------------------------------------------------------------
Total............................................   $  10,061    $     344    $   (330)  $  10,075
--------------------------------------------------------------------------------------------------
                                                   -----------------------------------------------
Available for Sale (Carried at Fair Value)
Federal government bonds.........................   $     393    $      35    $    (13)  $     415
State and local government bonds.................          48           --          (4)         44
Foreign government bonds.........................         135            1          (6)        130
Corporate securities.............................       5,042           84        (244)      4,882
Asset-backed securities..........................       2,953           98        (198)      2,853
--------------------------------------------------------------------------------------------------
Total............................................   $   8,571    $     218    $   (465)  $   8,324
--------------------------------------------------------------------------------------------------
                                                   -----------------------------------------------

  As of December 31, 1993, gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

-------------------------------------------------------------------------------------------------
                                                    Amortized                                Fair
(IN MILLIONS)                                            Cost  Appreciation Depreciation     Value
-------------------------------------------------------------------------------------------------
Held to Maturity (Carried at Amortized Cost)
State and local government bonds.................   $      56   $      12    $      --  $      68
Foreign government bonds.........................          25           2           --         27
Corporate securities.............................       8,495       1,106         (13)      9,588
Asset-backed securities..........................       1,374         107          (6)      1,475
-------------------------------------------------------------------------------------------------
Total............................................   $   9,950   $   1,227    $    (19)  $  11,158
-------------------------------------------------------------------------------------------------
                                                   ----------------------------------------------
Available for Sale (Carried at Fair Value)
Federal government bonds.........................   $      77   $      10    $      --  $      87
State and local government bonds.................          43           4           --         47
Foreign government bonds.........................         209          12          (2)        219
Corporate securities.............................       5,244         670         (28)      5,886
Asset-backed securities..........................       2,614         311         (19)      2,906
-------------------------------------------------------------------------------------------------
Total............................................   $   8,187   $   1,007    $    (49)  $   9,145
-------------------------------------------------------------------------------------------------
                                                   ----------------------------------------------

  At December 31, 1994, contractual fixed maturity investment commitments approximated $226 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that the full amount will be disbursed in 1995, with the majority occurring within the first three months.

  B) SHORT-TERM INVESTMENTS: As of December 31, 1994 and 1993, short-term investments include debt securities, principally corporate securities of $139 million and $36 million, respectively; federal government securities of $3 million and $53 million, respectively; and foreign government securities of $1 million and $7 million as of December 31, 1994 and 1993, respectively.

  C) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 80% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1994       1993
------------------------------------------------------------------------------------------------
Mortgage Loans............................................................  $   8,975  $   8,854
                                                                            ---------  ---------
Real estate:
  Held for sale...........................................................        760        807
  Held for production of income...........................................        682        677
                                                                            ---------  ---------
Total real estate.........................................................      1,442      1,484
------------------------------------------------------------------------------------------------
Total.....................................................................  $  10,417  $  10,338
------------------------------------------------------------------------------------------------
                                                                            --------------------

  Valuation reserves for mortgage loans, including policyholder share, were $115 million and $160 million as of December 31, 1994 and 1993, respectively. Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $294 million and $321 million as of December 31, 1994 and 1993, respectively.

  During 1994, 1993 and 1992, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $127 million, $458 million and $411 million, respectively.

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1994       1993
------------------------------------------------------------------------------------------------
Property type:
  Office buildings........................................................  $   4,092  $   4,252
  Retail facilities.......................................................      3,867      3,650
  Hotels..................................................................        819        876
  Apartment buildings.....................................................        997        905
  Other...................................................................        642        655
------------------------------------------------------------------------------------------------
Total.....................................................................  $  10,417  $  10,338
------------------------------------------------------------------------------------------------
                                                                            --------------------
Geographic region:
  Central.................................................................  $   3,664  $   3,513
  Pacific.................................................................      2,558      2,675
  Middle Atlantic.........................................................      1,652      1,654
  South Atlantic..........................................................      1,585      1,557
  New England.............................................................        958        939
------------------------------------------------------------------------------------------------
Total.....................................................................  $  10,417  $  10,338
------------------------------------------------------------------------------------------------
                                                                            --------------------

  At December 31, 1994, scheduled mortgage loan maturities were as follows: 1995 -- $752 million; 1996 -- $1.0 billion; 1997 -- $1.1 billion; 1998 -- $743 million; 1999 -- $1.2 billion, and $4.2 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties, and loans may be refinanced. During 1994 and 1993, the Company refinanced approximately $600 million and $800 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1994, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $286 million, all of which were at a fixed market rate of interest. These commitments generally expire within one year, in most cases within three months, and are diversified by property type and geographic region. Included in these commitments is approximately $180 million of commitments to refinance mortgage loans, currently in a separate account, relating to borrowers that are not expected to be able to obtain alternative financing.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation and depreciation for investments carried at fair value as of December 31, 1994 and 1993 were as follows:

---------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                       1994       1993
---------------------------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities...........................................................  $     218  $   1,007
  Equity securities..........................................................         22          4
                                                                               ---------  ---------
                                                                                     240      1,011
                                                                               ---------  ---------
Unrealized depreciation:
  Fixed maturities...........................................................       (465)       (49)
  Equity securities..........................................................        (12)        (5)
                                                                               ---------  ---------
                                                                                    (477)       (54)
                                                                               ---------  ---------
Less: Policyholder net unrealized appreciation (depreciation)................       (141)       298
                                                                               ---------  ---------
Shareholder net unrealized appreciation (depreciation).......................        (96)       659
Less: Deferred income tax expenses (benefits)................................        (30)       231
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)...................................  $     (66) $     428
---------------------------------------------------------------------------------------------------
                                                                               --------------------

  Net unrealized appreciation (depreciation) on investments that are carried at fair value is included as a separate component of Shareholders' Equity, net of policyholder share and deferred income taxes. The increase (decrease) in net unrealized appreciation/depreciation was ($494) million, $423 million and ($3) million for the years ended December 31, 1994, 1993 and 1992, respectively, including ($446) million and $443 million for fixed maturities that are carried at fair value for the years ended December 31, 1994 and 1993.

  The net unrealized appreciation on fixed maturities that are carried at amortized cost is not recorded in the financial statements. The increase (decrease) in such net unrealized appreciation was ($1,194) million, ($129) million, and $115 million in 1994, 1993 and 1992, respectively.

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments that were non-income producing during the preceding 12 months, including policyholder share, were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1994       1993
-----------------------------------------------------------------------------------------------------
Fixed maturities...............................................................  $      71  $      83
Mortgage loans.................................................................         81         84
Real estate....................................................................        280        270
Other long-term investments....................................................         32         --
-----------------------------------------------------------------------------------------------------
Total..........................................................................  $     464  $     437
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage investment assets to reflect the underlying characteristics of related insurance and contractholder liabilities such as liquidity, currency, yield and duration, which vary among the Company's principal product lines. In connection with this investment strategy, the Company uses derivative instruments through hedging applications to manage market risk.

  Generally, the Company uses interest rate swap contracts to create, when combined with cash flows from variable rate bonds, fixed rate cash flows that meet its portfolio investment strategy. Currency swaps are used to match the currency of individual investments to that of the associated liabilities. Interest rate futures are used to temporarily hedge against changes in market values of bonds and mortgage loans to be purchased or sold, and stock index futures may be used to hedge the temporary cash position of equity accounts. Interest rate futures also are used to hedge interest rate risk associated with withdrawals by contractholders over a scheduled time period.

  Cash requirements arise as a result of the Company's derivative activities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and variable rate interest amounts calculated by reference to an agreed-upon notional principal amount. Under futures contracts, initial margin requirements are settled with cash or other instruments and changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. Under currency swaps, the parties generally exchange a principal amount in the two relevant currencies, agreeing to re-exchange principal amounts at a specified future date using an agreed-upon exchange rate, and agreeing to periodically exchange amounts equal to interest payments using the agreed-upon exchange rate.

  Because the Company's use of derivatives is limited to hedging applications, changes in the market value of the derivatives are substantially offset by changes in the market value of the hedged assets or underlying liabilities, minimizing market risk. The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap contracts. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures, by monitoring legal developments and, consistent with its credit exposure policies, by limiting risks associated with counterparty failure by diversifying the swaps portfolio among approved dealers of high credit quality.

  Changes in the market value of futures contracts that qualify as hedges are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or recognized in full as realized investment gains and losses in the event that the investment or futures contract is sold prior to maturity. Futures contracts totaled $142 million and $129 million as of December 31, 1994 and 1993, respectively, and were accounted for as hedges. At December 31, 1994, gains and losses on futures contracts deferred in anticipation of investment purchases were $1 million and $3 million, respectively.

  Net interest received or paid on an interest rate swap contract is recognized currently as an adjustment to net investment income. Underlying notional principal amounts associated with interest rate swap contracts outstanding were $596 million and $542 million at December 31, 1994 and 1993, respectively.

  The interest payment cash flows received in U.S. dollars from currency swaps related to foreign currency denominated investment securities (primarily Canadian dollars, pound sterling, Swiss francs, New Zealand dollars and Japanese yen) are recognized as net investment income when received. Gains and losses from changes in exchange rates related to foreign currency swaps are recognized in realized investment gains and losses, offset by exchange rate gains and losses on the related investments. Underlying principal amounts associated with currency swap contracts outstanding were $325 million and $248 million at December 31, 1994 and 1993, respectively.

  As of December 31, 1994, the Company's variable rate investments consisted of approximately $810 million of fixed maturities and the Company's fixed rate investments consisted of $18 billion of fixed maturities and $9 billion of mortgage loans. For the year ended December 31, 1994, the average yield on the Company's investments in fixed maturities and mortgage loans was 8.7%. For the year ended December 31, 1994, net investment income on bonds and mortgage loans was increased by $7 million and $1 million, respectively, as a result of recognizing amortization of deferred market value changes in futures contracts. In addition, the increase in net investment income for bonds resulting from interest rate swap contracts was $12 million, $19 million and $17 million for the years ended December 31, 1994, 1993 and 1992, respectively.

  G) OTHER: As of December 31, 1994 and 1993, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 3 -- INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1994       1993       1992
-----------------------------------------------------------------------------------------------------
Fixed maturities....................................................  $   1,596  $   1,547  $   1,511
Mortgage loans......................................................        776        892        931
Equity securities...................................................         20         16          9
Policy loans........................................................        365        253        163
Real estate.........................................................        291        238        162
Other long-term investments.........................................         23         20         11
Short-term investments..............................................          8         18         34
                                                                      ---------  ---------  ---------
                                                                          3,079      2,984      2,821
Less investment expenses............................................        274        242        172
-----------------------------------------------------------------------------------------------------
Net investment income...............................................  $   2,805  $   2,742  $   2,649
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.5 billion for 1994 and $1.6 billion for 1993 and 1992. Net investment income for separate accounts, which is not reflected in the Company's revenues, was $693 million, $604 million and $656 million for December 31, 1994, 1993 and 1992, respectively.

  As of December 31, 1994, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $272 million and $743 million, including restructured investments of $148 million and $543 million, respectively. Amounts on non-accrual status as of December 31, 1993 were $332 million of fixed maturities and $827 million of mortgage loans, including restructurings of $245 million and $689 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $14 million, $17 million and $20 million in 1994, 1993 and 1992, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

---------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1994         1993         1992
---------------------------------------------------------------------------------------------------------------
Realized investment gains (losses):
  Fixed maturities.......................................................   $       4   $      28    $       4
  Mortgage loans.........................................................          --          (5)         (16)
  Equity securities......................................................           2          (5)           4
  Real estate............................................................          15         (66)         (13)
  Other..................................................................           6         (17)           8
                                                                                  ---         ---          ---
                                                                                   27         (65)         (13)
Income tax expenses (benefits)...........................................          12         (16)         (31)
---------------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)...................................   $      15   $     (49)   $      18
---------------------------------------------------------------------------------------------------------------
                                                                                           --------------------

  Impairments in the value of investments, net of recoveries, that are included in realized investment gains and losses were $33 million, $55 million and $38 million in 1994, 1993 and 1992, respectively.

  Realized investment gains (losses) for separate accounts, which are not reflected in the Company's revenues, were ($51) million, $612 million and $243 million for the years ended December 31, 1994, 1993 and 1992, respectively. Realized investment (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were ($5) million and ($103) million for the years ended December 31, 1993 and 1992, respectively. Net realized investment gains (losses) attributable to policyholder contracts were zero for the year ended December 31, 1994.

  During 1994, proceeds from sales of available-for-sale fixed maturities and equities, including policyholder share, were $1.4 billion. Such sales resulted in gross realized gains and gross realized losses of $73 million and $70 million, respectively.

  During 1994, the Company also sold $14 million of held to maturity fixed maturities, including policyholder share, resulting in gross proceeds of $12 million and a pre-tax realized loss of $2 million. In addition, $82 million of fixed maturities classified as held to maturity, including policyholder share, were transferred to the available-for-sale category at fair value, which was not significantly different from the carrying value. The sales of fixed maturities classified as held to maturity and the transfer of such securities to the available-for-sale category were the result of significant credit deterioration of the issuers of the affected investments.

  Prior to adoption of SFAS No. 115, proceeds from voluntary sales of investments in fixed maturities, including policyholder share, were $599 million and $595 million in 1993 and 1992, respectively. Such sales resulted in gross realized gains and gross realized (losses), including policyholder share, of $36 million and ($3) million in 1993, compared with $36 million and ($14) million in 1992. These amounts exclude the effects of sales of fixed maturities that, prior to the implementation of SFAS No. 115, were classified as short-term investments.

NOTE 4 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Connecticut Insurance Department (the Department) recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. As of December 31, 1994, there were no material permitted accounting practices utilized by the Company.

  Capital stock of the Company at December 31, 1994 and 1993 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5.00).

  Statutory surplus was $2.0 billion at both December 31, 1994 and 1993. The Connecticut Insurance Holding Company Act limits the maximum amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution which may be made by the Company during 1995 without prior approval is $429 million.

NOTE 5 -- INCOME TAXES

  In accordance with SFAS No. 109, the Company adopted the liability method of accounting for income taxes as discussed in Note 1.

  As of December 31, 1994 and 1993, the net deferred tax asset was $661 million and $434 million, respectively.

  Management believes, based on the Company's earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1994 would result in a tax liability of $158 million (at a 35% rate), only if distributed to the shareholders or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in the financial statements in anticipation of the results of these audits. CIGNA resolved all issues relative to the Company arising out of audits for 1982 through 1990 which resulted in an increase to net income of $2 million, $3 million and $121 million for 1994, 1993 and 1992, respectively.

  In management's opinion, adequate tax liabilities have been established for all years.

  The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1994       1993
-----------------------------------------------------------------------------------------------------

Deferred tax assets:
  Insurance and contractholder liabilities.....................................  $     337  $     410
  Employee and retiree benefit plans...........................................        175        166
  Investments, net.............................................................        220        152
  Unrealized depreciation on investments.......................................         30         --
  Other........................................................................         71        123
                                                                                       ---        ---
  Total deferred tax assets....................................................        833        851
                                                                                       ---        ---
Deferred tax liabilities:
  Policy acquisition expenses..................................................         60         68
  Depreciation.................................................................        102        105
  Unrealized appreciation on investments.......................................         --        235
  Other........................................................................         10          9
                                                                                       ---        ---
  Total deferred tax liabilities...............................................        172        417
-----------------------------------------------------------------------------------------------------
  Deferred income taxes, net...................................................  $     661  $     434
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  As a result of the Omnibus Budget Reconciliation Act of 1993 (OBRA), the federal corporate income tax rate increased by one percent to 35% retroactive to January 1, 1993. Deferred income tax benefits for 1993 included $13 million related to an increase in the Company's net deferred tax asset as of January 1, 1993, due to the effect of the tax rate increase.

  Total income tax expense was less than the amount computed using the nominal federal income tax rate for the following reasons:

--------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1994       1993       1992
--------------------------------------------------------------------------------------------------------
Tax expense at nominal rate (35% for 1994 and 1993, 34% for 1992)......  $     271  $     261  $     199
Tax-exempt interest income.............................................         (7)        (6)        (5)
Dividends received deduction...........................................         (3)        (4)        (5)
Amortization of goodwill...............................................          4          5          5
Resolved federal tax audit issues......................................         (2)        (3)      (121)
Increase in deferred tax asset for tax rate change.....................         --        (13)        --
Other, net.............................................................          2         (4)        (3)
--------------------------------------------------------------------------------------------------------
Total income tax expense...............................................  $     265  $     236  $      70
--------------------------------------------------------------------------------------------------------
                                                                         -------------------------------

  Temporary and other differences which resulted in the deferred tax expense (benefit) for the year ended December 31 were as follows:

-------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                             1994       1993       1992
-------------------------------------------------------------------------------------------------------
Insurance and contractholder liabilities..............................  $      93  $     (80) $     (31)
Policy acquisition expenses...........................................         (8)       (39)       (11)
Investments, net......................................................        (19)       (36)        (3)
Employee and retiree benefit plans....................................         (9)       (16)        (3)
Realized investment gains/losses......................................        (20)       (24)       (18)
Other.................................................................          8         (2)         5
-------------------------------------------------------------------------------------------------------
Deferred taxes (benefits).............................................  $      45  $    (197) $     (61)
-------------------------------------------------------------------------------------------------------
                                                                        -------------------------------

NOTE 6 -- PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a single integrated plan (the Plan) sponsored by CIGNA covering most domestic employees and by several separate pension plans for various subsidiaries, agents and foreign employees.

  The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Benefits are based on employees' years of service and compensation during the highest three or, if service commenced after December 31, 1988, five consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. CIGNA funds at least the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $31 million, $27 million and $24 million in 1994, 1993 and 1992, respectively.

  The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totalling approximately $1.7 billion and $1.6 billion at December 31, 1994 and 1993, respectively.

  B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. As of January 1, 1992, the health care benefit plans required nominal contributions by retirees. In August 1992, CIGNA amended its plans effective January 1, 1993, whereby CIGNA's contributions for health care benefits will depend upon a retiree's date of retirement, age and years of service. In addition, the plan amendments increased the level of other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can continue to be adjusted. In general, retiree health care benefits are not funded and are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

  Effective January 1, 1992, the Company adopted SFAS No. 106 for all of its postretirement benefit plans (See Note 1). Under SFAS No. 106, an employer's postretirement benefit liability is primarily measured by determining the present value of the projected future costs of health benefits based on an estimate of health care cost trend rates. Expense for postretirement benefits other than pensions allocated to the Company totalled $28 million for 1994, $15 million for 1993 and $23 million for 1992. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1994 and 1993 was $422 million and $415 million, including net intercompany payables of $29 million and $32 million, respectively for services provided by affiliates' employees.

  C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA. Those plans are unfunded and noncontributory, except for the life insurance and health care plans.

  Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 1 for additional information regarding implementation of SFAS No. 112.

  D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a before-tax basis (401(k)) are supplemented by CIGNA matching contributions. Contributions are invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several non-CIGNA stock and bond portfolios and a fixed-income fund. The Company's expense for such plans totaled $14 million, $13 million and $12 million for December 31, 1994, 1993 and 1992, respectively.

NOTE 7 -- LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $62 million, $66 million and $65 million in 1994, 1993 and 1992, respectively.

  As of December 31, 1994, future net minimum rental payments under non-cancelable operating leases were $151 million, payable as follows: 1995 - $48 million; 1996 -$43 million; 1997 - $27 million; 1998 - $14 million; 1999 -
$10 million; and $9 million thereafter.

NOTE 8 -- REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of its reinsurers. Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies or disputes, could result in losses. As of December 31, 1994 and 1993 there were no allowances for uncollectible amounts. While future charges for unrecoverable reinsurance may materially affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1994       1993       1992
-----------------------------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and Fees:
  Direct............................................................  $   3,419  $   2,666  $   2,461
  Assumed...........................................................        716      1,248      1,320
  Ceded.............................................................       (291)      (329)      (197)
-----------------------------------------------------------------------------------------------------
  Net earned premiums and fees......................................  $   3,844  $   3,585  $   3,584
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1994       1993       1992
-----------------------------------------------------------------------------------------------------
LONG-DURATION CONTRACTS
Premiums and Fees:
  Direct............................................................  $   1,068  $   1,023  $     827
  Assumed...........................................................        126        166        204
  Ceded.............................................................        (78)       (70)       (74)
-----------------------------------------------------------------------------------------------------
  Net earned premiums and fees......................................  $   1,116  $   1,119  $     957
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown above. Benefits, Losses and Settlement Expenses for 1994, 1993 and 1992 were net of reinsurance recoveries of $149 million, $119 million and $124 million, respectively.

NOTE 9 -- CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis. Risk is further reduced through reinsurance and, in certain programs, use of letters of credit and other types of security.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 21 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1994 and 1993 was $296 million and $323 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. During 1994 and 1992, losses for industrial revenue bonds were $1 million, and $4 million, respectively. There were no such losses in 1993.

  Prior to 1993, the Company had an arrangement with CIGNA Property and Casualty Insurance Company (CIGNA P&C), an affiliate, whereby the Company guaranteed the performance of certain investments purchased to support a group accident and health reinsurance agreement between the companies. (See Note 11 for additional information.) In accordance with 1993 amendments to the reinsurance treaties, the Company and CIGNA P&C mutually agreed to terminate this arrangement. The principal amount of such investments guaranteed by the Company was $150 million as of December 31, 1992. A loss of $2 million related to this guarantee was reported by the Company in 1992.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1994 and 1993, the amount of minimum benefit guarantees for separate account contracts was $4.8 billion and $4.9 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. As of December 31, 1994 and 1993, reserves of $6 million were recorded. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment which could adversely affect them. Some of the changes include initiatives to: restrict insurance pricing and the application of underwriting standards; reform health care; restrict investment practices; and expand regulation.

  Proposals on national health care reform were under consideration in 1994 which could have significantly changed the way health care is financed and delivered in the United States. Congress recessed in 1994 without enacting health care reform. New legislation could be introduced in Congress in 1995; however, comprehensive national reform is not likely to be proposed in 1995. Instead, the Company expects federal and state proposals seeking modest insurance reform and limitations on the formation and operation of efficient health care networks. Due to uncertainties associated with the timing and content of any health care legislation, the effect on the Company's future results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  The National Association of Insurance Commissioners (NAIC) has developed model solvency-related guidelines ("risk-based capital" rules) to strengthen solvency regulation of insurance companies. Depending on the ratio of the insurer's surplus to its risk-based capital, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. As of December 31, 1994, the Company was adequately capitalized under the risk-based capital rules. Also, the NAIC is addressing a proposal that would limit the types and amounts of investments held. The Company does not expect such guidelines to have a material adverse effect on its future results of operations, liquidity or financial condition.

  Unfavorable economic conditions have contributed to an increase in the number of insurance companies that are impaired or insolvent. This is expected to result in an increase in mandatory assessments by state guaranty funds of, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. Assessments against the Company were $12 million, $10 million and $7 million for 1994, 1993 and 1992, respectively, before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

C) LITIGATION:

  The Company is routinely engaged in litigation incidental to its business, including litigation associated with syndicated investment products. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair values, unless otherwise indicated in the table below. The fair values used for financial instruments are estimates that in many cases may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand and, for those not payable on demand, discounted cash flow analyses.

  The following table presents carrying amounts and estimated fair values as of December 31 for the Company's financial instruments that are not carried in the financial statements at amounts approximating fair value.

                                                                  1994                  1993
----------------------------------------------------------------------------------------------------
                                                           Carrying       Fair   Carrying       Fair
(IN MILLIONS)                                                Amount      Value     Amount      Value
----------------------------------------------------------------------------------------------------
Fixed maturities-held to maturity.......................  $  10,061  $  10,075  $   9,950  $  11,158
Mortgage loans..........................................  $   8,975  $   8,610  $   8,854  $   9,053
Contractholder deposit funds --
 non-insurance products.................................  $  18,561  $  18,512  $  19,042  $  20,249
----------------------------------------------------------------------------------------------------

  For additional information on fair values of fixed maturities, see Note 2(A). Fair values of off-balance-sheet financial instruments as of December 31, 1994 and 1993 were not material.

NOTE 11 -- RELATED PARTY TRANSACTIONS

  The Company has ceded group accident and health business under an experience-rated stop loss agreement to CIGNA P&C. Reinsurance recoverables from CIGNA P&C were $1.3 billion and $1.5 billion at December 31, 1994 and 1993, respectively. During 1993 and 1992, the Company earned experience-rated refunds from CIGNA P&C, net of premiums ceded, of $63 million, and $25 million, respectively. Effective January 1, 1995 the reinsurance arrangement was terminated. Effective with this termination, reserves of $312 million, primarily related to long-term disability business, were recaptured, with CIGNA P&C assuming responsibility for runout claims on the remaining reserves. Assets, principally mortgages, with a fair market value equal to reserves were received as part of the recapture.

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.8 billion at December 31, 1994 and 1993.

  The Company cedes all long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1994 and 1993 were $921 million and $911 million, respectively.

  The Company had lines of credit available from affiliates totaling $600 million at both December 31, 1994 and 1993. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1 million for 1994 and $3 million for 1993 and 1992. As of December 31, 1994 and 1993, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totalling $600 million at December 31, 1994 and 1993. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. As of December 31, 1994 and 1993, the Company had $1.5 million and $2.5 million, respectively, in outstanding loans to affiliates under such lines.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. As of December 31, 1994 and 1993, the Company had a balance in the Account of $259 million and $99 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

APPENDIX 1

                    ILLUSTRATION OF SURRENDER CHARGES

                    The Surrender Charge is calculated as (a) times (b), where
                    (a) is the sum of (i) a Deferred Sales Charge and (ii) a Deferred Administrative Charge and (b) is the applicable Surrender Charge Grading Factor. If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge.

                    Below are examples of Surrender Charge calculations, one involving a level Specified Amount and one involving an increase in the Specified Amount, followed by Definitions and Tables used in the calculations.

                    EXAMPLE 1: A male nonsmoker, age 35, purchases a Policy with a Specified Amount of $100,000 and a scheduled annual premium of $1100. He now wants to surrender the Policy at the end of the sixth Policy Year.

                    The Surrender Charge computed is as follows:

                    Sum of the premiums paid through the end of the second Policy Year = $2200.00

                    Guideline Annual Premium Amount (Male, Age 35, $100,000 Specified Amount) = $1195.63

                    Surrender Charge =

                    (.285X$1195.63) + (.085X($2200-$1195.63)) = $340.75 + $85.37 =       $ 426.12(i)
                    $6.00 per $1000 of Specified Amount                                  $ 600.00(ii)
                                                                                         --------
                                                                                         $1026.12(a)

                    The total Surrender Charge is $1026.12(a), times the surrender charge grading factor,(b): ($1026.12 X 80%) = $820.90.

                    EXAMPLE 2: A female nonsmoker, age 45, purchases a Policy with an Initial Specified Amount of $200,000 and a scheduled annual premium of $1500. She pays the scheduled annual premium for the first five Policy Years. At the start of the sixth Policy Year, she increases the Specified Amount to $250,000 and continues to pay the scheduled annual premium of $1500. She now wants to surrender the Policy at the end of the eighth Policy Year. Separate Surrender Charges must be calculated for the Initial Specified Amount and for the increase in Specified Amount.

                    The Surrender Charges are computed as follows:

                    For the Initial Specified Amount,
                    Sum of the premiums paid through the end of the second Policy Year = $3000.00

                    Guideline Annual Premium Amount (Female, Age 45, $200,000 Specified Amount = $2966.81

                    Surrender Charge for Initial Specified Amount =
                    (.285X$2966.81) +(.085X($3000.00-$2966.81)) = $845.54 + $2.82 =      $ 848.36(i)
                    $6.00 per $1000 of Initial Specified Amount                          $1200.00(ii)
                                                                                         --------
                                                                                         $2048.36(a)

                    The total Surrender Charge for the Initial Specified Amount is $2048.36,(a), times the applicable surrender charge grading factor,(b): ($2048.36 X 40%) = $819.34.

                    For the increase in Specified Amount;
                    Sum of the premiums in the first two years following the increase in Specified Amount, applicable to the increase in Specified Amount =
                    ($1500 X 2) X ($50,000 / $250,000) = $600.00.


                    Guideline Annual Premium Amount (Female, Age 50, $50,000 Specified Amount) = $993.68.


                    Surrender Charge for the increase in Specified Amount =
                    (.285 X $600.00)                                                     $ 171.00(i)
                    $6.00 per $1000 of increase in Specified Amount                      $ 300.00(ii)
                                                                                         --------
                                                                                         $ 471.00(a)

                    The total Surrender Charge for the increase in the Specified Amount is $471.00,(a), times the applicable surrender charge grading factor,(b): ($471.00 X 100%) = $471.00

                    The overall Surrender Charge for the Policy is ($819.34 + $471.00) = $1290.34.

                    DEFINITIONS AND TABLES

                    (a)(i) The Deferred Sales Charge is based on the actual
                           premium paid and the applicable Guideline Annual Premium Amount, and is calculated assuming the following:

                    DURING POLICY YEAR:
                    1 and 2       28.5% of the sum of the
                                  premiums paid up to an amount
                                  equal to the Guideline Annual
                                  Premium Amount,* plus 8.5% of
                                  the sum of the premiums paid
                                  between one and two times the
                                  Guideline Annual Premium
                                  Amount, plus 7.5% of the sum
                                  of the premiums paid in excess
                                  of two times the Guideline
                                  Annual Premium Amount.
                    3 through 10  same dollar amount as of the
                                  end of Policy Year 2.

                    In no event will the Deferred Sales Charge exceed the maximum permitted under federal or state law.

                      (ii) The Deferred Administrative Charge is $6.00 per
                           $1,000 of Specified Amount.

                    (b) SURRENDER CHARGE GRADING FACTORS

                    Policy Years**
                    1-5              100%
                    Policy Year 6     80%
                    Policy Year 7     60%
                    Policy Year 8     40%
                    Policy Year 9     20%
                    Policy Year 10     0%

                    If a Surrender Charge becomes effective at other than the end of a Policy Year, any applicable Surrender Charge grading factor will be applied on a pro rata basis as of such effective date.

                    * Guideline Annual Premium Amount is the level annual amount that would be payable through the latest maturity date permitted under the Policy but not less than 20 years after date of issue or (if earlier) age 95 for the future benefits under the Policy, subject to the following provisions: (A) the payments were fixed by the Life Insurer as to both timing and amount; and (B) the payments were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at the greater of an annual effective of 5% or rate or rates guaranteed at issue of the policy, the sales load under the policy, and the fees and charges specified in the policy. A new Guideline Annual Premium Amount is determined for each increase in Specified Amount under the policy; in such event, "Policy Years" are measured from the effective date(s) of such increase(s).

                    ** Number of Policy Years elapsed since the Date of Issue or since the effective date(s) of any increase(s) in Specified Amount.

APPENDIX 2

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFITS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefits may be different. The illustrations also assume there are no Policy loans or partial surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.

                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the daily charges made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account. On each Policy Anniversary beginning with the 13th, the mortality and expense risk charge is reduced to 0.55% on an annual basis of the daily net assets of the Variable Account. In addition, the net investment returns also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 1.00% of the daily net asset value of the Variable Account.

                    Considering current charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rates of -1.80%, 4.25% and 10.25%. On each Policy Anniversary beginning with the 13th, the gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rates of -1.55%, 4.45%, and 10.45%. This is due to a reduction, currently in effect, in the mortality and expense risk charge from an annual effective rate of 0.80% to an annual effective rate of 0.55% after twelve Policy Years.

                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefits than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load from each Premium Payment. Current and guaranteed values reflect a deduction of 5.0% of each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first ten years.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $15 per month in the first year. Current values reflect a current monthly administrative expense charge of $5 in renewal years, and guaranteed values reflect the $10 maximum monthly administrative charge under the Policy in renewal years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,998 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%
         ACCUMULATED            IN YEARS 1-12                     IN YEARS 1-12                     IN YEARS 1-12
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.55%     4.45%      10.45%      -1.55%     4.45%      10.45%      -1.55%     4.45%      10.45%
 YEAR     PER YEAR          IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         6,298     500,000    500,000     500,000      4,000      4,290       4,581          0          0           0
   2        12,911     500,000    500,000     500,000      7,961      8,796       9,668      2,066      2,901       3,772
   3        19,854     500,000    500,000     500,000     11,743     13,382      15,163      5,847      7,486       9,267
   4        27,145     500,000    500,000     500,000     15,373     18,078      21,138      9,478     12,182      15,243
   5        34,800     500,000    500,000     500,000     18,879     22,915      27,671     12,984     17,020      21,776

   6        42,838     500,000    500,000     500,000     22,288     27,926      34,849     17,572     23,210      30,132
   7        51,278     500,000    500,000     500,000     25,578     33,097      42,716     22,041     29,559      39,179
   8        60,139     500,000    500,000     500,000     28,636     38,317      51,230     26,278     35,958      48,872
   9        69,444     500,000    500,000     500,000     31,629     43,756      60,630     30,450     42,577      59,451
  10        79,214     500,000    500,000     500,000     34,489     49,357      70,944     34,489     49,357      70,944

  15       135,900     500,000    500,000     500,000     44,319     77,631     138,064     44,319     77,631     138,064
  20       208,246     500,000    500,000     500,000     45,340    105,340     244,619     45,340    105,340     244,619
  25       300,580     500,000    500,000     500,000     37,318    132,921     424,382     37,318    132,921     424,382
  30       418,425     500,000    500,000     778,679     11,127    154,191     727,738     11,127    154,191     727,738

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 1.00% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $9,727 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                 DEATH BENEFIT                 TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
                          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%    GROSS 12%
                         NET        NET          NET         NET        NET          NET         NET        NET          NET
          PREMIUMS      -1.80%     4.20%       10.20%       -1.80%     4.20%       10.20%       -1.80%     4.20%       10.20%
         ACCUMULATED             IN YEARS 1-12                       IN YEARS 1-12                       IN YEARS 1-12
END OF       AT          NET        NET          NET         NET        NET          NET         NET        NET          NET
POLICY   5% INTEREST    -1.55%     4.55%       10.45%       -1.55%     4.45%       10.45%       -1.55%     4.45%       10.45%
 YEAR     PER YEAR           IN YEARS 13 AND AFTER               IN YEARS 13 AND AFTER               IN YEARS 13 AND AFTER
------   -----------   ---------------------------------   ---------------------------------   ---------------------------------

   1        10,213     500,000    500,000       500,000      6,365      6,832         7,300        592      1,060         1,528
   2        20,937     500,000    500,000       500,000     12,435     13,768        15,162      4,602      5,936         7,330
   3        32,198     500,000    500,000       500,000     18,121     20,721        23,551     10,289     12,889        15,718
   4        44,021     500,000    500,000       500,000     23,522     27,788        32,624     15,690     19,955        24,792
   5        56,435     500,000    500,000       500,000     28,593     34,927        42,413     20,760     27,095        34,581

   6        69,470     500,000    500,000       500,000     33,472     42,283        53,141     27,206     36,017        46,875
   7        83,157     500,000    500,000       500,000     38,188     49,893        64,941     33,488     46,194        60,242
   8        97,528     500,000    500,000       500,000     42,721     57,752        77,918     39,588     54,620        74,785
   9       112,618     500,000    500,000       500,000     46,912     65,714        92,049     45,345     64,147        90,482
  10       128,462     500,000    500,000       500,000     50,683     73,711       107,404     50,683     73,711       107,404

  15       220,389     500,000    500,000       500,000     62,817    114,443       209,608     62,817    114,443       209,608
  20       337,714     500,000    500,000       500,000     57,448    152,334       379,078     57,448    152,334       379,078
  25       487,454     500,000    500,000       708,884     14,697    173,453       675,127     14,697    173,453       675,127
  30       678,563     500,000    500,000     1,214,357          0    162,954     1,156,530          0    162,954     1,156,530

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 1.00% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $4,459 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%
         ACCUMULATED            IN YEARS 1-12                     IN YEARS 1-12                     IN YEARS 1-12
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.55%     4.45%      10.45%      -1.55%     4.45%      10.45%      -1.55%     4.45%      10.45%
 YEAR     PER YEAR          IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         4,682     500,000    500,000     500,000      2,904      3,117       3,331          0          0           0
   2         9,598     500,000    500,000     500,000      5,831      6,444       7,084        611      1,224       1,864
   3        14,760     500,000    500,000     500,000      8,664      9,870      11,179      3,444      4,649       5,958
   4        20,180     500,000    500,000     500,000     11,405     13,398      15,651      6,184      8,177      10,430
   5        25,871     500,000    500,000     500,000     14,055     17,034      20,541      8,834     11,813      15,320

   6        31,846     500,000    500,000     500,000     16,569     20,735      25,844     12,392     16,558      21,667
   7        38,120     500,000    500,000     500,000     18,950     24,505      31,605     15,817     21,372      28,473
   8        44,708     500,000    500,000     500,000     21,200     28,349      37,876     19,112     26,260      35,787
   9        51,626     500,000    500,000     500,000     23,370     32,319      44,760     22,325     31,275      43,716
  10        58,889     500,000    500,000     500,000     25,461     36,423      52,324     25,461     36,423      52,324

  15       101,030     500,000    500,000     500,000     33,460     57,937     102,201     33,460     57,937     102,201
  20       154,813     500,000    500,000     500,000     35,842     79,784     180,816     35,842     79,784     180,816
  25       223,456     500,000    500,000     500,000     33,209    102,827     310,649     33,209    102,827     310,649
  30       311,063     500,000    500,000     568,410     22,419    125,079     531,225     22,419    125,079     531,225

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 1.00% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $7,095 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%      -1.80%     4.20%      10.20%
         ACCUMULATED            IN YEARS 1-12                     IN YEARS 1-12                     IN YEARS 1-12
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.55%     4.45%      10.45%      -1.55%     4.45%      10.45%      -1.55%     4.45%      10.45%
 YEAR     PER YEAR          IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         7,450     500,000    500,000     500,000      4,650      4,991       5,332          0          0         310
   2        15,272     500,000    500,000     500,000      9,149     10,123      11,141      2,550      3,524       4,542
   3        23,485     500,000    500,000     500,000     13,402     15,305      17,375      6,803      8,706      10,776
   4        32,109     500,000    500,000     500,000     17,474     20,602      24,146     10,875     14,003      17,547
   5        41,165     500,000    500,000     500,000     21,335     25,988      31,479     14,736     19,389      24,881

   6        50,673     500,000    500,000     500,000     25,076     31,557      39,529     19,797     26,277      34,250
   7        60,656     500,000    500,000     500,000     28,704     37,323      48,379     24,745     33,364      44,420
   8        71,138     500,000    500,000     500,000     32,216     43,295      58,114     29,577     40,655      55,475
   9        82,145     500,000    500,000     500,000     35,497     49,362      68,714     34,177     48,042      67,394
  10        93,702     500,000    500,000     500,000     38,510     55,495      80,242     38,510     55,495      80,242

  15       160,755     500,000    500,000     500,000     49,637     87,610     156,880     49,637     87,610     156,880
  20       246,333     500,000    500,000     500,000     52,074    121,059     281,808     52,074    121,059     281,808
  25       355,555     500,000    500,000     517,215     33,673    146,134     492,586     33,673    146,134     492,586
  30       494,953     500,000    500,000     889,973          0    145,576     847,594          0    145,576     847,594

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 1.00% per year. See "Expense Data" at pages 10-11 of this Prospectus.

      [LOGO]

                                                                   550253 (3/96)